              As filed with the Securities and Exchange Commission
                                 on April 30, 1997
                      Registration No. 33-70988; 811-8118


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                                                                      [X]
                         Post-Effective Amendment No. 4

                                      And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

                                 Amendment No. 6                      [X]
                        (Check appropriate box or boxes)
                            ________________________

                              LIFE & ANNUITY TRUST
        (Exact Name of Registrant as specified in Certificate of Trust)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)
                           __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006



    [X]  Immediately upon filing pursuant       [ ]  on _________ pursuant
         to Rule 485(b), or                          to Rule 485(b)

    [ ]  60 Days after filing pursuant          [ ]  on _______________ pursuant
         to Rule 485(a)(1), or                       to Rule 485(a)(1)

    [ ]  75 days after filing pursuant          [ ]  on _______________ pursuant
         to Rule 485(a)(2), or                       to Rule 485(a)(2)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ending December 31, 1996, was filed with the Securities and Exchange Commission on February 27, 1997.

                               EXPLANATORY NOTE


        This Post-Effective Amendment No. 4 to the Registration Statement of Life & Annuity Trust (the Trust) is being filed to add to the Trust's Registration Statement the audited financial statements and certain related financial information for the fiscal year ended December 31, 1996 for the Trust's Asset Allocation, Growth and Income, Money Market and U.S. Government Allocation Funds.

                              Life & Annuity Trust
                             Cross Reference Sheet

Form N-1A Item Number


Part A   Prospectus Captions
 1       Cover Page
 2       General Information
 3       Financial Highlights
 4       Participating Insurance Companies; Investment Objectives and Policies;
         Prospectus Appendix - Additional Investment Policies
 5       Management of the Funds; Fund Expenses
 6       Management of the Funds
 7       Investing in the Funds; Fund Expenses
 8       Investing in the Funds
 9       Not Applicable


Part B   Statement of Additional Information Captions

10       Cover Page
11       Cover Page
12       Management; Other
13       Investment Restrictions; Additional Permitted Investment Activities;
         SAI Appendix
14       Management
15       Management
16       Management; Independent Auditors; Fund Expenses
17       Portfolio Transactions
18       Capital Stock
19       Determination of Net Asset Value; Additional Purchase and Redemption
         Information
20       Federal Income Taxes
21       Management; Portfolio Transactions
22       Performance Calculations
23       Report of Independent Auditors and Financial Statements

Part C   Other Information

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                              LIFE & ANNUITY TRUST

                                   PROSPECTUS

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND


                                  MAY 1, 1997


LAT PROS (5/97)

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND

     Life & Annuity Trust is an open-end series investment company. This Prospectus contains information about four of the series of Life & Annuity
Trust -- the Asset Allocation Fund, the Growth and Income Fund, the Money Market Fund and the U.S. Government Allocation Fund (each, a "Fund" and collectively, the "Funds").

     The ASSET ALLOCATION FUND seeks over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

     The GROWTH AND INCOME FUND seeks to earn current income and achieve long-term capital appreciation.

     The MONEY MARKET FUND seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term instruments. The Money Market Fund seeks to maintain a stable net asset value ("NAV") of $1.00 per share.

     The U.S. GOVERNMENT ALLOCATION FUND seeks over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk.

     The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies (the "Participating Insurance Companies") offering variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

     SHARES OF THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NAV OF $1.00 PER SHARE.

     Please read this Prospectus, along with the prospectus for the VA Contract or VLI Policy accompanying this Prospectus, before investing and retain it for future reference. It sets forth concisely the information which a prospective purchaser of a VA Contract or VLI Policy should know about the Funds before making such a purchase. A Statement of Additional Information ("SAI") dated May 1, 1997 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI is available free of charge by calling (800)680-8920 or by writing to American Skandia, P.O. Box 883, Shelton, Connecticut 06484-0883, Attn: Stagecoach Variable Annuity Administration.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), BARCLAYS GLOBAL FUND ADVISERS ("BGFA") OR ANY OF THEIR RESPECTIVE AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUNDS AND IS COMPENSATED FOR PROVIDING THE FUNDS WITH CERTAIN OTHER SERVICES. BGFA, WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SUB-ADVISER TO THE ASSET ALLOCATION AND U.S. GOVERNMENT ALLOCATION FUNDS. STEPHENS INC. ("STEPHENS"), WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK OR BGFA, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Financial Highlights..................................................................      1
Participating Insurance Companies.....................................................      2
Investment Objectives and Policies....................................................      2
Investing in the Funds................................................................      8
Dividends and Distributions...........................................................      9
Management of the Funds...............................................................      9
Taxes.................................................................................     12
Fund Expenses.........................................................................     12
General Information...................................................................     12
Prospectus Appendix -- Additional Investment Policies.................................    A-1

                              FINANCIAL HIGHLIGHTS

    The following information has been derived from the Financial Highlights in the Funds' 1996 annual financial statements. The financial statements are attached to the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1997 also is attached to the SAI. This information should be read in conjunction with the Funds' 1996 annual financial statements and the notes thereto. The SAI is incorporated by reference into this Prospectus.

                                                                                                                   Money
                                                                                                                   Market
                                                   Asset Allocation Fund*          Growth and Income Fund**       Fund***
                                               ------------------------------   ------------------------------    --------
                                                 Year       Year      Period      Year       Year      Period       Year
                                                Ended      Ended      Ended      Ended      Ended      Ended       Ended
                                               Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,
                                                 1996       1995       1994       1996       1995       1994        1996
--------------------------------------------------------------------------------------------------------------------------
Net asset value: beginning of period.......... $  11.27   $   9.71    $10.00    $  12.91   $  10.30    $10.00     $   1.00
Income from investment operations:
Net investment income.........................     0.56       0.55      0.30        0.20       0.22      0.14         0.05

Net realized and unrealized gains/(losses) on
 investments..................................     0.69       2.21     (0.19)       2.68       2.77      0.30         0.00
                                                -------    -------    ------     -------    -------    ------      -------
Total from investment operations..............     1.25       2.76      0.11        2.88       2.99      0.44         0.05
Less distributions:
Dividends from net investment income..........    (0.56)     (0.55)    (0.30)      (0.20)     (0.22)    (0.14)       (0.05)
Distributions from realized capital gains.....    (0.54)     (0.65)    (0.10)      (0.25)     (0.16)     0.00        (0.05)
                                                -------    -------    ------     -------    -------    ------      -------
Total from distributions......................    (1.10)     (1.20)    (0.40)      (0.45)     (0.38)    (0.14)        0.00
                                                -------    -------    ------     -------    -------    ------      -------
Net asset value: end of period................ $  11.42   $  11.27    $ 9.71    $  15.34   $  12.91    $10.30     $   1.00
                                                =======    =======    ======     =======    =======    ======      =======

Total return (not annualized)*****............   11.46%     28.95%     1.13%      22.44%     29.19%     4.47%        4.72%
Ratios/supplemental data:
Net assets, end of period (000)............... $ 51,797   $ 25,467    $7,464    $ 33,381   $ 10,920    $2,136     $ 12,667
Number of shares outstanding, end of period
 (000)........................................    4,537      2,259       769       2,176        846       207       12,667
Ratios to average net assets (annualized)
Ratio of expenses to average net assets(1)....    0.69%      0.41%     0.00%       0.60%      0.43%     0.00%        0.51%
 Ratio of net investment income to average net
   assets(2)..................................    5.34%      5.58%     6.30%       1.53%      2.05%     3.00%        4.64%
Portfolio Turnover............................       4%        97%        0%         95%        84%       21%          N/A
Average Commission Rate Paid(3)...............      N/A        N/A       N/A    $ 0.0810        N/A       N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
(1) Ratio of net expenses to average net
    assets prior to waived fees and reimbursed
    expenses..................................    0.80%      1.22%     2.24%       1.12%      2.02%    10.18%        1.22%
(2) Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses...................    5.23%      4.77%     4.06%       1.01%      0.46%   (7.18)%        3.93%
(3) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
--------------------------------------------------------------------------------------------------------------------------


                                                Money Market Fund***    U.S. Government Allocation Fund****
                                                --------------------   ------------------------------------
                                                  Year      Period       Year          Year         Period
                                                 Ended      Ended       Ended         Ended         Ended
                                                Dec. 31,   Dec. 31,    Dec. 31,      Dec. 31,      Dec. 31,
                                                  1995       1994        1996          1995          1994
---------------------------------------------------------------------------------------------------------------------
Net asset value: beginning of period..........   $ 1.00     $ 1.00     $  10.30       $ 9.63        $10.00
Income from investment operations:
Net investment income.........................     0.05       0.03         0.56         0.60          0.40
Net realized and unrealized gains/(losses) on
 investments..................................     0.00       0.00        (0.17)        0.77         (0.37)
                                                 ------     ------      -------       ------        ------
Total from investment operations..............     0.05       0.03         0.39         1.37          0.03
Less distributions:
Dividends from net investment income..........    (0.05)     (0.03)       (0.56)       (0.60)        (0.40)
Distributions from realized capital gains.....    (0.05)     (0.03)       (0.56)       (0.60)        (0.40)
                                                 ------     ------      -------       ------        ------
Total from distributions......................    (0.00)      0.00         0.00        (0.10)         0.00
                                                 ------     ------      -------       ------        ------
Net asset value: end of period................   $ 1.00     $ 1.00     $  10.13       $10.30        $ 9.63
                                                 ======     ======      =======       ======        ======
Total return (not annualized)*****............    5.41%      2.71%        3.99%       14.40%         0.41%
Ratios/supplemental data:
Net assets, end of period (000)...............   $5,823     $1,492     $ 13,527       $4,855        $  866
Number of shares outstanding, end of period
 (000)........................................    5,823      1,492        1,335          471            90
Ratios to average net assets (annualized)
Ratio of expenses to average net assets(1)....    0.42%      0.00%        0.60%        0.45%         0.00%
 Ratio of net investment income to average net
   assets(2)..................................    5.15%      4.63%        5.75%        5.82%         7.35%
Portfolio Turnover............................      N/A        N/A         222%         405%          130%
Average Commission Rate Paid(3)...............      N/A        N/A          N/A          N/A           N/A
--------------------------------------------------------------------------------------------------------------------------
(1) Ratio of net expenses to average net
    assets prior to waived fees and reimbursed
    expenses..................................    3.83%     11.43%        1.18%        2.46%        12.73%
(2) Ratio of net investment income (loss) to
    average net assets prior to waived fees
    and reimbursed expenses...................    1.74%    (6.80)%        5.17%        3.81%       (5.38)%
(3) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
--------------------------------------------------------------------------------------------------------------------------

    * The Asset Allocation Fund commenced operations on April 15, 1994.

   ** The Growth and Income Fund commenced operations on April 12, 1994.

  *** The Money Market Fund commenced operations on May 19, 1994.

 **** The U.S. Government Allocation Fund commenced operations on April 26,
      1994.

***** Total returns do not include any sales charges.

                       PARTICIPATING INSURANCE COMPANIES

     The Funds are funding vehicles for VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. Life & Annuity Trust currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, Life & Annuity Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the Participating Insurance Companies. Life & Annuity Trust assumes no responsibility for such prospectuses. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. For a discussion of the voting rights of holders of VA Contracts and VLI Policies, please see the prospectuses of the Participating Insurance Companies.

                       INVESTMENT OBJECTIVES AND POLICIES

ASSET ALLOCATION FUND

     The Asset Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve its objective by pursuing an asset allocation strategy that allocates the Fund's assets among three broad categories of investments: stocks, bonds and money market instruments. This strategy is based upon the premise that certain asset classes from time to time are either under- or over-valued relative to each other by the market, and that undervalued asset classes represent relatively better long-term, risk-adjusted investment opportunities. Timely, low-cost shifts among common stocks, U.S. Treasury bonds and money market instruments (as determined by their perceived relative over- or under-valuation) can, therefore, produce attractive investment returns. The Fund is not designed to profit from short-term market changes.


     In determining the appropriate mix, BGFA uses an investment model, the Asset Allocation Model, that was originally developed in 1973 and is continually refined and updated. The Asset Allocation Model, which is proprietary to BGFA, analyzes extensive financial data from numerous sources and recommends a portfolio allocation among common stocks, U.S. Treasury bonds and money market instruments. The Asset Allocation Model has broad latitude to allocate and reallocate the investments in the Fund's portfolio. At any given time, substantially all of the Fund's assets may be invested in a single asset class and the relative allocation among the asset classes may shift significantly from time to time. The Fund is not designed to profit from short-term market changes.



     The following description illustrates the types of investments in which the Fund may invest.


          Stock Investments. In making its stock investments, the Fund invests in a representative sample of the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) using, to the extent feasible, the same weighting formula used by that index. The Fund does not individually select common stocks on the basis of traditional investment analysis.

          Bond Investments. The Fund purchases U.S. Treasury bonds with maturities greater than 20 years. The bond portion of the Fund's portfolio is managed to attain an average maturity of

---------------

(1) Standard & Poor's Corporation ("S&P") does not sponsor the Fund nor is it affiliated with the Fund, Stephens, Wells Fargo Bank or BGFA. "S&P" and "S&P 500" are trademarks of McGraw-Hill, Inc.

     between 22 and 28 years for the U.S. Treasury bonds held. U.S. Treasury bonds have been selected by BGFA for this portion of the Fund's portfolio because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them.

          Money Market Investments. The money market instrument portion of the Fund's portfolio is invested in high-quality money market instruments, including obligations of the U.S. Government, its agencies or instrumentalities, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements.

          Other Investments. The Fund also may enter into futures and options contracts and options on futures contracts and make margin payments in connection with such contracts, purchase securities with put rights in order to maintain liquidity, purchase unrated instruments that are determined by Wells Fargo Bank to be of investment quality comparable to other rated instruments that the Fund is permitted to purchase, and may purchase securities on a delayed delivery or when-issued basis. The Fund is a diversified portfolio. A more complete description of the Asset Allocation Model, certain trading policies relating to the implementation of the Model's recommendations, and the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

GROWTH AND INCOME FUND


     The Growth and Income Fund seeks to earn current income and achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and preferred stocks and debt securities that are convertible into common stocks. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities which are convertible into common stocks and at least 65% of its total assets in income-producing securities. The Fund may invest up to 25% of its assets in American Depositary Receipts and similar instruments.


     Common Stocks. The Growth and Income Fund invests in common stocks of issuers that exhibit a strong earnings growth trend and that are believed by Wells Fargo Bank, as investment adviser, to have above-average prospects for future earnings growth. The Fund maintains a portfolio of common stocks diversified among industries and companies. The Fund may invest in common stocks of large companies (i.e., those companies with more than $750 million in capitalization) that Wells Fargo Bank believes offer the potential for long-term earnings growth or above-average dividend yield. Emphasis may be placed on common stocks which are trading at low price-to-earnings ratios, either relative to the overall market or to the security's historic price-to-earnings relationship, and on common stocks of issuers that have historically paid above-average dividends. Some investments also may be made in common stocks of medium and smaller sized companies (i.e., those companies with at least $250 million, but less than $750 million in capitalization) that appear to have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but that may involve greater risks than investments in larger companies.

     The Growth and Income Fund intends generally to invest less than 50% of its assets in the securities of medium and smaller sized companies and the remainder in securities of larger sized companies. However, the actual percentages may vary according to changes in market conditions and the judgment of the Fund's investment adviser of how best to achieve the Fund's investment objective.

     Convertible Securities. The Growth and Income Fund may invest in convertible securities that provide current income, are issued by companies with the characteristics described above and have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt instruments or preferred stocks, which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinated to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (generally yielding a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price tend to correlate with changes in the market value of the common stock. At most, 5% of the Fund's net assets will be invested in convertible debt securities that are either rated below the four highest rating categories (which includes securities also known as "junk bonds") by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth highest rating category (i.e., rated BBB by S&P or Baa by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. For additional information relating to investments in below investment-grade securities see "Additional Permitted Investment Activities -- Unrated, Downgraded and Below Investment-Grade Investments" in the Funds' SAI.

     Other Investments. The Fund may retain cash or invest some of its assets in high-quality money market instruments, consisting of U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The Fund also is permitted to lend its portfolio securities.

     The Fund also may purchase securities with put rights (in order to maintain liquidity), American Depository Receipts ("ADRs"), and privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933. The Fund is a diversified portfolio. A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

MONEY MARKET FUND


     The Money Market Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The Fund only invests its assets in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Permitted investments consist of obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises), obligations of domestic and foreign banks, commercial paper and repurchase agreements and other debt obligations such as municipal obligations, asset-backed securities and securities issued by special purpose entities. The Fund also may invest in unrated instruments determined by Wells Fargo Bank to be of comparable quality to other rated instruments that the Fund is permitted to purchase and otherwise purchased in accordance with Fund procedures. The Fund is a diversified portfolio. A more complete description of these investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.


U.S. GOVERNMENT ALLOCATION FUND


     The U.S. Government Allocation Fund's investment objective is to seek over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. The Fund seeks to achieve its objective by pursuing a strategy of allocating and reallocating its investments among the following three classes of debt instruments: long-term U.S. Treasury bonds, intermediate-term U.S. Treasury notes and short-term money market instruments. This strategy is based upon the premise that those classes of debt securities, from time to time, are either over- or under-valued relative to each other by the market, and that under-valued asset classes represent relatively better long-term investment opportunities. Timely, low-cost shifts among such securities (as determined by their perceived relative over- or under-valuation) can, therefore, produce attractive long-term investment returns. Under normal market conditions, the Fund invests at least 65% of the value of its total assets in U.S. Government obligations.

     In determining the appropriate mix of assets in the Fund's portfolio, BGFA uses an investment model, the U.S. Government Allocation Model, which is also used by BGFA as a basis for managing large employee benefit trust funds and other institutional accounts. The Model, which is proprietary to BGFA, analyzes extensive financial data from various sources and recommends a portfolio allocation among the three classes of debt instruments. The U.S. Government Allocation Model has broad latitude to allocate and reallocate the investments in the Fund's portfolio. At any given time, substantially all of the Fund's assets may be invested in a single asset class, and the relative allocation among the asset classes may shift significantly from time to time. The Fund is not designed to profit from short-term market changes.



     The following description illustrates the types of debt instruments in which the Fund may invest.


     Long-Term Investments. The Fund may purchase U.S. Treasury bonds with remaining maturities of at least 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Fund's portfolio is expected to range between 22 and 28 years.

     Intermediate-Term Investments. The Fund may purchase U.S. Treasury notes and other U.S. Treasury securities with remaining maturities ranging from one to 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Fund's portfolio is expected to range between three and seven years.


     Short-Term Investments. The Fund may purchase short-term money market instruments with remaining maturities of one year or less. This portion of the Fund's portfolio may be invested in the following types of short-term money market instruments: U.S. Government obligations, commercial paper, bankers' acceptances, certificates of deposit, fixed time deposits and repurchase agreements. U.S. dollar-denominated obligations of both domestic and foreign banks may be included.



     U.S. Government obligations have been selected by Wells Fargo Bank as the Fund's principal investments because of their relatively low purchase and sale transaction costs and because of the low default risk associated with them (i.e., they are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities).


     Other Investments. The Fund also may enter into futures and options contracts and options on futures contracts and make margin payments in connection with such contracts, invest in unrated instruments determined by the Fund's adviser to be of investment quality comparable to other rated instruments that the Fund is permitted to purchase, and purchase securities on a delayed delivery or when-issued basis. The Fund is a diversified portfolio. A more complete description of the model and the Fund's investments and investment activities is contained in the "Prospectus Appendix -- Additional Investment Policies" and in the Funds' SAI.

PERFORMANCE

     Each Fund's performance may be advertised in terms of average annual total return and cumulative total return. In addition, the performance for the U.S. Government Allocation Fund and the Money Market Fund may be advertised in terms of yield. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance. The actual return of a holder of a VA Contract or VLI Policy is also affected by charges and fees imposed by the separate accounts of Participating Insurance Companies. Any Fund advertising is accompanied by performance information of the related insurance company separate accounts which fund the VA Contracts or VLI Policies or by an explanation that Fund performance information does not reflect separate account fees and charges.

     Each Fund's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all Fund dividends and capital gain distributions are reinvested.

     The yield for the U.S. Government Allocation Fund and the Money Market Fund is calculated by dividing each Fund's net investment income per share earned during a specified period (30 days for the U.S. Government Allocation Fund and seven days or 30 days for the Money Market Fund) by its net asset value per share on the last day of such period and annualizing the result. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor.

POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS


     An investment in the Funds is not insured or guaranteed against loss of principal. When prices of the securities that a Fund owns decline, so does the value of such Fund's shares and the value of an investment in a Fund may increase or decrease. Although the Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective. Investors should be prepared to accept some risk, including possible loss of principal, with the money they invest in a Fund.



     The debt instruments in the Funds' portfolios are subject to interest-rate risk and credit risk. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the intermediate- and long-term debt securities in which a Fund invests and hence the value of an investment in such Fund. The values of such securities generally change inversely to changes in market interest rates. During those periods in which a high percentage of a Fund's portfolio is invested in long-term bonds, its exposure to interest-rate risk is greater because the longer maturity of those securities means their value generally is more sensitive to changes in market interest rates than shorter-term debt securities. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest.



     The stock investments of the Funds' portfolios are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first quarter of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The Growth and Income Fund's investments in smaller sized companies present greater risks than investments in larger sized companies with more established operating histories and financial capacity.


     Some of the permissible investments described throughout this Prospectus are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. The futures contracts and options on futures contracts that the Allocation Funds may purchase are considered derivatives. The Allocation Funds may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

     Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives. Also, cash maintained by each Fund for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements.

     The use of derivatives by the Funds also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of their assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.


     Because the Asset Allocation Fund and the U.S. Government Allocation Fund (the "Allocation Funds") may shift their investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high portfolio turnover rates, which may, in turn, result in increased brokerage and transaction costs. These costs may not be offset by the improved performance expected from the asset allocation strategies. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of a Fund's securities (with obligations having less than one year until maturity excluded).



     The Money Market Fund, under the Investment Company Act of 1940 ("1940 Act"), must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund's dollar-weighted average portfolio maturity must not exceed 90 days. Any security that the Fund purchases must have a remaining maturity of not more than 397 days (thirteen months). In addition, any security that the Fund purchases must present minimal credit risks and be of high quality (i.e., be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations or, if unrated, determined to be of comparable quality to such rated securities). These determinations are made by Wells Fargo Bank, as the Funds' investment adviser, under guidelines adopted by Life & Annuity Trust's Board of Trustees.


     The Money Market Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Money Market Fund is considered to be diversified for purposes of the 1940 Act. In addition, the Money Market Fund, since its inception, has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, have always prohibited the purchase for the Fund of many types of floating-rate derivative securities that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:

     - capped floaters (on which interest is not paid when market rates move above a certain level);

     - leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

     - range floaters (which do not pay any interest if market interest rates move outside of a specified range);

     - dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

     - inverse floaters (which reset in the opposite direction of their index).

     Additionally, the Money Market Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index ("COFI") Floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates ("PSA") floaters or JJ Kenney index floaters.


     See "Prospectus Appendix -- Additional Investment Policies" for further discussion of the Funds' investments and related risks.

                             INVESTING IN THE FUNDS

NET ASSET VALUE

     The value of each Fund's share is its "net asset value," or NAV. NAV is computed by adding the value of a Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of the Asset Allocation, Growth and Income and U.S. Government Allocation Funds (the "Non-Money Market Funds") is expected to fluctuate daily. As noted above, the Money Market Fund seeks to maintain a constant $1.00 NAV share price, although there is no assurance that it will be able to do so.


     The Funds are open Monday through Friday and are closed on weekends. The Non-Money Market Funds are closed on standard New York Stock Exchange holidays. The Money Market Fund is closed on standard federal bank holidays. Unless otherwise specified, the term "Business Day" when used in reference to the Non-Money Market Funds refers only to the days such Funds are open and when used in reference to the Money Market Fund refers only to the days the Money Market Fund is open. Wells Fargo Bank calculates each Non-Money Market Fund's NAV as of 1:00 p.m. (Pacific time) each Business Day. Wells Fargo Bank calculates the Money Market Fund's NAV as of 9:00 a.m. (Pacific time) each Business Day.


     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost (unless the Board of Trustees determines that amortized cost does not represent fair value), the Non-Money Market Funds' other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by Life & Annuity Trust's Board of Trustees. Prices used for such valuations may be provided by independent pricing services.


     The Money Market Fund's portfolio investments are valued on the basis of amortized cost. This valuation method involves valuing a portfolio instrument at its cost at the time of purchase and thereafter assuming a constant amortization or accretion to maturity of any premium or discount, without regard to the effect of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, which reasonably approximates market value, the Money Market Fund seeks to maintain a constant NAV of $1.00 per share.


PURCHASES AND REDEMPTIONS

     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI policies.


     Orders received by a Fund or a Fund's transfer agent are effected on each Business Day. For the Non-Money Market Funds purchase and redemption orders received before 1:00 p.m. (Pacific time) are effected at the respective NAV per share determined as of 1:00 p.m. (Pacific time) on that same day. Orders received after 1:00 p.m. (Pacific time) for shares of a Non-Money Market Fund are effected on the next Business Day. With respect to the Money Market Fund, if orders are received by the Fund or the Fund's transfer agent by 9:00 a.m. (Pacific time), the order is executed on the same day at the NAV per share determined as of 9:00 a.m. (Pacific time). Orders received after 9:00 a.m. (Pacific time) for shares of the Money Market Fund generally are executed on the next Business Day.


     All orders for the purchase of shares are subject to acceptance or rejection by Life & Annuity Trust. Payment for redemptions will be made by Life & Annuity Trust's transfer agent on behalf of Life & Annuity Trust and the relevant Funds within seven days after the request is received. Life & Annuity Trust does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance

Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of Life & Annuity Trust, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

                          DIVIDENDS AND DISTRIBUTIONS

     Each Fund is treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Asset Allocation and Growth and Income Funds declare and pay a quarterly dividend, and the U.S. Government Allocation Fund declares and pays a monthly dividend, of substantially all of their respective net investment income. The Money Market Fund declares dividends daily and pays the dividends monthly. The Funds generally distribute any capital gains once a year. Dividends and distributions are invested in additional shares unless an election is made on behalf of a separate account to receive dividends or distributions in cash. Participating Insurance Companies will be informed about the amount and character of dividends and distributions from the relevant Fund for federal income tax purposes.

                            MANAGEMENT OF THE FUNDS

     Life & Annuity Trust was organized as a Delaware Business Trust on October 28, 1993. The Board of Trustees of Life & Annuity Trust supervises each Fund's activities, monitors its contractual arrangements with various service-providers and decides upon matters of general policy.

     Life & Annuity Trust offers shares of the Funds only to Participating Insurance Companies, and only Participating Insurance Companies and their separate accounts are considered shareholders of, or investors in, the Funds. Although the Participating Insurance Companies and their separate accounts are the shareholders or investors, such companies will pass through voting rights to their VA Contract and VLI Policy holders. For a discussion of the voting rights of VA Contract and VLI Policy holders, please refer to the Participating Insurance Companies' prospectuses.


     When matters are submitted for shareholder vote, shareholders of each Fund have one vote for each full share and fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of a Fund's agreement with the Fund's investment adviser. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of the other Funds. Normally no annual meetings of shareholders will be held unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.



     A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Funds' SAI.


INVESTMENT ADVISER


     The Funds are advised by Wells Fargo Bank. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1996, Wells Fargo Bank and its affiliates managed more than $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank is the investment adviser or sub-adviser to five other registered, open-end management investment companies. From time to time, each of the Funds, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.


     Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank also furnishes the Board of Trustees with periodic reports on the Funds' investment strategy and performance. For its services as investment adviser to the Non-Money Market Funds, Wells Fargo Bank is entitled to a monthly advisory fee at an annual rate equal to 0.60% of each Fund's average daily net assets. For its services as investment adviser to the Money Market Fund, Wells Fargo Bank is entitled to a monthly advisory fee at an annual rate equal to 0.45% of the Fund's average daily net assets. For the year ended December 31, 1996, Wells Fargo Bank was paid 0.54%, 0.38%, 0.16% and 0.08% of the average daily net assets of the Asset Allocation, Growth and Income, Money Market and U.S. Government Allocation Funds, respectively, as compensation for its advisory services.



     Wells Fargo Bank has engaged BGFA to provide sub-advisory services to the Asset Allocation and U.S. Government Allocation Funds. Wells Fargo Bank has retained authority over the management of each Fund and the investment and disposition of each Fund's assets. Wells Fargo Bank has agreed to pay BGFA monthly fees at annual rates equal to 0.20% and 0.15% of the average daily net assets of the Asset Allocation Fund and U.S. Government Allocation Fund, respectively, for its services as sub-adviser. For the year ended December 31, 1996, BGFA actually received payment for its sub-advisory services at the rate of 0.20% and 0.15% of the average daily net assets of the Asset Allocation and the U.S. Government Allocation Funds, respectively. BGFA is located at 45 Fremont Street, San Francisco, California 94105. BGFA is a wholly owned subsidiary of BGI and is an indirect subsidiary of Barclays Bank PLC.


PORTFOLIO MANAGERS


     Mr. Brian Mulligan is responsible, as co-manager, for the day-to-day management of the portfolio of the Growth and Income Fund. Mr. Mulligan has been co-manager since October 1, 1995. Mr. Mulligan joined Wells Fargo Bank in 1986 through its acquisition of Crocker National Bank, where he had been a portfolio manager. He is a Vice President and Manager of the San Francisco Investment Office, where he is primarily responsible for personal accounts including individuals, charitable foundations and IRAs. He also covers, from a research standpoint, the telecommunications and electric utility industries. He graduated from Skidmore College with a B.S. degree in business management. He is a chartered financial analyst and serves as a member of the staff of graders. In addition, Mr. Mulligan is a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.



     Ms. Kelli Hill, as co-manager, has been responsible for the day-to-day management of the portfolio of the Growth and Income Fund since May 1, 1997. Ms. Hill joined Wells Fargo Bank in 1987 and manages client portfolios. Prior to joining Wells Fargo Bank, Ms. Hill worked as an institutional equity trader for E.F. Hutton. Ms. Hill holds a B.A. from the University of Southern California in international relations and economics and is working toward her chartered financial analyst designation.



     The Asset Allocation and U.S. Government Allocation Funds are managed based on the recommendations of computer models, and no person is primarily responsible for making investment decisions.


     Morrison & Foerster LLP, counsel to Life & Annuity Trust and special counsel to Wells Fargo Bank and BGFA, has advised Life & Annuity Trust, Wells Fargo Bank and BGFA that Wells Fargo Bank, BGFA and their respective affiliates, may perform the services contemplated by this Prospectus and the Advisory Contracts without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations could prevent Wells Fargo Bank, BGFA and their respective affiliates from continuing to perform, in whole or in part, such services. If Wells Fargo Bank or BGFA were prohibited from performing any such services, it is expected that the Trustees of Life & Annuity Trust would recommend to the Funds' shareholders that they approve a new advisory agreement or sub-advisory agreement (as the case may be) with another entity or entities qualified to perform such services.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Wells Fargo Bank serves as the custodian for the Money Market Fund and the Growth and Income Fund. Wells Fargo Bank performs these services at 525 Market Street, San Francisco, California 94105. BGI serves as the custodian for the Allocation Funds and performs these services at 45 Fremont Street, San Francisco, California 94105.

     Wells Fargo Bank serves as the Funds' transfer and dividend disbursing agent. Wells Fargo Bank performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

ADMINISTRATOR AND CO-ADMINISTRATOR


     Wells Fargo Bank as administrator and Stephens as co-administrator provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to Life & Annuity Trust's Trustees and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates Life & Annuity Trust's Trustees, officers and employees who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.


     Stephens previously provided substantially the same services as sole administrator to the Funds. For these administrative services, Stephens was entitled to a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets.

SPONSOR AND DISTRIBUTOR

     Stephens is the Funds' sponsor and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

     Stephens, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with Life & Annuity Trust pursuant to which Stephens has the responsibility for distributing shares of the Funds.

     Stephens, as distributor of each Fund's shares, or the Participating Insurance companies that offer VA Contracts and VLI Policies that are funded by the Funds, bears all of the Funds' marketing expenses. These expenses include the cost of printing prospectuses, statements of additional information and other sales-related materials.

                                     TAXES

     Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid by December 31.

     The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation. Further federal tax considerations are discussed in the SAI for each Fund. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the prospectuses of the Participating Insurance Companies. Please see the Statement of Additional Information for further information regarding the tax implications of investment in shares of the Funds. Prospective purchasers of a VA Contract or VLI Policy with questions should also consult their tax advisors.

                                 FUND EXPENSES

     From time to time Wells Fargo Bank and Stephens may waive all or a portion of the fees payable to them and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, therefore, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, Life & Annuity Trust bears all costs of its operations, including, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, interest, fees and expenses of independent auditors and legal counsel and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund's assets. General expenses of Life & Annuity Trust are allocated among all of the Funds of Life & Annuity Trust in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as Life & Annuity Trust's Board of Trustees deems equitable.

                              GENERAL INFORMATION

     The Funds' SAI and this Prospectus omit certain information contained in the Registration Statement that the Funds have filed with the SEC under the Securities Act of 1933 and the 1940 Act, and reference is hereby made to the Registration Statement and its exhibits and amendments for further information about the Funds and the shares offered hereby. The Registration Statement and its exhibits and amendments are available for public inspection at the SEC in Washington, D.C.

             PROSPECTUS APPENDIX -- ADDITIONAL INVESTMENT POLICIES


     Set forth below is additional information about the Funds' permitted investment activities and related risks. For further information please see "Additional Permitted Investment Activities" in the SAI.


  Asset Allocation and U.S. Government Allocation Models


     BGFA compares the Asset Allocation and U.S. Government Allocation Funds' investments daily to the Asset Allocation Model's and the U.S. Government Allocation Model's (the "Models") recommended asset allocation. Each Model has broad latitude to allocate and reallocate the assets in the corresponding Fund's portfolio. Each Model recommends allocations among each asset class in 5% increments only. Each Fund's investments are compared from time to time to the corresponding Model's recommendations. Recommended reallocations are implemented subject to BGFA'a assessment of current economic conditions and investment opportunities. Any recommended reallocation is implemented in accordance with trading policies that have been designed to take advantage of market opportunities and to reduce transaction costs. Notwithstanding any recommendation of the appropriate Model to the contrary, each Fund will generally maintain at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. There is no requirement that the Fund maintain positions in any particular asset class or classes. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of a Model. The overall management of each Fund is based on the recommendations of the corresponding model, and no person is primarily responsible for recommending the mix of asset classes in a Fund's portfolio or the mix of securities within the asset classes. Decisions relating to each Model are made by BGFA's investment committee. A key component of each Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the allocation decision.


  Forward Commitments, When-Issued Purchases and Delay-Delivery Transactions

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by Wells Fargo Bank.

  Floating- and Variable-Rate Instruments


     The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  Foreign Obligations and Securities


     The Funds each may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.



     The Growth and Income Fund may invest up to 25% of its assets in securities of foreign companies and foreign governmental issuers that are denominated in and pay interest in U.S. dollars. These securities may take the form of American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.
S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.


     Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Emerging Markets

     The Growth and Income Fund may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Growth and Income Fund may invest in ADRs, CDRs, GDRs, EDRs and IDRs of such issuers.


     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.


     There are special risks involved in investing in emerging-market countries. Most are heavily dependent on international trade and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.


  Letters of Credit

     Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Money Market Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted investments of the Money Market Fund.

  Loans of Portfolio Securities


     Each Non-Money Market Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Non-Money Market Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Non-Money Market Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.


  Money Market Instruments

     The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1" or "A-1+" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

  Temporary Investments


     The Funds may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities.


  Other Investment Companies


     Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchase is limited to temporary investments in shares of unaffiliated investment companies and each Fund's investment adviser waives its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Funds may purchase shares of exchange-listed closed-end Funds.


  Repurchase Agreements


     The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


  Short-Term Corporate Debt Instruments


     The Asset Allocation and U.S. Government Allocation Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Asset Allocation and U.S. Government Allocation Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Such Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.


  U.S. Government Obligations

     The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States ( as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

  Futures Transactions

     To the extent permitted by applicable regulations, the Asset Allocation and U.S. Government Allocation Funds are permitted to use futures contracts and options on futures contracts as substitutes for comparable market positions in the underlying securities. These contracts and options may include stock index and interest rate futures contracts and options thereon.

     A futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or interest-rate index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks or instruments in the index occurs. With respect to indexes that are permitted investments, each Allocation Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. Upon exercise of the option, the writer/seller is required to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer/seller and holder/buyer of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     Stock Index Futures and Options on Stock Index Futures. Each Allocation Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Allocation Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. Each Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's securities which are the subject of the transaction.

     Although each Allocation Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Allocation Fund to substantial losses. If it is not possible, or the Allocation Fund determines not, to close a futures position in anticipation of adverse price movements, it may be required to make daily cash payments of variation margin.

INVESTMENT POLICIES

     Each Fund's investment objective, as set forth in the "Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the Funds' SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Board of Trustees determines, however, that a substantive change in a non-fundamental investment policy or strategy is in the best interests of a Fund's shareholders, the Board may make such change without shareholder approval and will disclose any such material changes in the affected Fund's then-current prospectus.


     As matters of fundamental policy, each Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result, with respect to 75% of a Fund's assets, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer;
(ii) borrow from banks up to 20%, with respect to the Asset Allocation Fund and the U.S. Government Allocation Fund, or 10%, with respect to the other Funds, of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20%, with respect to the Asset Allocation Fund and the U.S. Government Allocation Fund, or 10% with respect to the other Funds, of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); and (iii) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that:
(a) each Fund may invest 25% or more of its assets in U.S. Government obligations; (b) the Money Market Fund may concentrate its assets in obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks); and (c) the Asset Allocation Fund is permitted to concentrate its assets in any industry for the same period as does the S&P 500 Index, and the Asset Allocation Fund's money market investments may be concentrated in the banking industry. However, the Asset Allocation Fund's money market investments in the banking industry will not represent 25% or more of its total assets unless the SEC staff has confirmed that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry. In addition, as a matter of fundamental policy, the Money Market Fund may not make loans of portfolio securities or assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and the other Funds may make such loans in accordance with their investment policies.


     With respect to paragraph (i), it may be possible that the aggregate ownership by Life & Annuity Trust would exceed 10% of the outstanding voting securities of an issuer. With respect to paragraph (ii) above, each Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to loans of portfolio securities, the Asset Allocation Fund presently does not intend to put at risk more than 5% of its assets during the coming year.

     As a matter of non-fundamental policy, each Non-Money Market Fund may invest up to 15% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. The Money Market Fund may invest up to 10% of its net assets in illiquid securities.

                              LIFE & ANNUITY TRUST
                                  800-680-8920
                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 1997


                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND


     Life & Annuity Trust (at times, the "Trust") is an open-end series investment company. This SAI contains information about four of the series of Life & Annuity Trust -- the Asset Allocation Fund, the Growth and Income Fund, the Money Market Fund and the U.S. Government Allocation Fund (each, a "Fund" and collectively, the "Funds"). The investment objective of each Fund is described in the Prospectus under "Investment Objectives and Policies."


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling (800) 680-8920 or by writing to American Skandia, P.O. Box 883, Shelton, Connecticut 06484-0883, Attn: Stagecoach Variable Annuity Administration.


                               TABLE OF CONTENTS


  Investment Restrictions...................................     1
  Additional Permitted Investment Activities................     3
  Management................................................     6
  Performance Calculations..................................     9
  Determination of Net Asset Value..........................    12
  Additional Purchase and Redemption Information............    14
  Portfolio Transactions....................................    14
  Fund Expenses.............................................    16
  Federal Income Taxes......................................    17
  Capital Stock.............................................    19
  Other.....................................................    20
  Independent Auditors......................................    20
  SAI Appendix..............................................   A-1
  Report of Independent Auditors and Financial Statements...  FS-1

                            INVESTMENT RESTRICTIONS


     Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies.

     The Funds may not:

          (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in
     (i) obligations of the U.S. Government, its agencies or instrumentalities;
     (ii) in the case of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period; (iii) in the case of the Asset Allocation Fund, its money market instruments may be invested in the banking industry (but the Fund will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and (iv) in the case of the Money Market Fund, the obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

          (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (3) invest in commodities, except that the Asset Allocation Fund and the U.S. Government Allocation Fund (together, the "Allocation Funds") may purchase and sell (i.e., write) options and futures contracts, including those relating to indices and options on futures contracts or indices and that the Allocation Funds and the Growth and Income Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

          (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

          (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and, in the case of the Allocation Funds, except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

          (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

          (7) make investments for the purpose of exercising control or management;

          (8) issue senior securities, except that the Money Market Fund and the Growth and Income Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists), and except that the U.S. Government Allocation Fund and the Asset Allocation Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, an Allocation Fund's entry into options and futures contracts including those relating to indexes and options on futures or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by an Allocation Fund;

          (9) write, purchase or sell puts, calls, or combinations thereof, except as may be described in the Funds' offering documents and except that the Money Market Fund, the Growth and Income Fund and the Asset Allocation Fund may purchase securities with put rights in order to maintain liquidity, and except that the Growth and Income Fund may invest up to 5% of its net assets in warrants, in accordance with their investment policies stated below;

          (10) in the case of the Asset Allocation Fund, the Growth and Income Fund and the U.S. Government Allocation Fund ("Non-Money Market Funds"), purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of a Fund's assets, more than 5% of the value of a Fund's total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; or

          (11) in the case of the Money Market Fund, make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in public or private offerings; the Non-Money Market Funds may lend portfolio securities to brokers, dealers and financial institutions as described below.


     Non-Fundamental Investment Policies. The Funds are subject to the following non-fundamental policies.

     The Funds may not:


          (1) purchase or retain securities of any issuer if the officers or Trustees of Life & Annuity Trust or the officers and directors of Wells Fargo Bank (the "Investment Adviser") individually owning beneficially more than onehalf of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

          (2) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

          (3) invest more than 15% with respect to the Non-Money Market Funds and 10% with respect to the Money Market Fund of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

          In addition, as provided in Rule 2a-7 under the 1940 Act, the Money Market Fund may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Money Market Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Money Market Fund would own no more than 10% of the voting securities of any one issuer; the Money Market Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Money Market Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


     ASSET ALLOCATION MODEL. A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model currently are
(i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts, (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P, (iii) the present yield on money market instruments, (iv) the historical statistical standard deviation in investment return for each class of asset, and
(v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Fund invests. Using these data, the Asset Allocation Model is run daily to determine the recommended asset allocation. The model's recommendations are presently made in 5% increments.

     UNRATED AND DOWNGRADED INVESTMENTS. The Funds may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires an immediate sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

     WHEN-ISSUED SECURITIES. Certain of the securities in which the Non-Money Market Funds may invest may be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days (120 days with respect to the Growth and Income Fund) after the date of the commitment to purchase. These Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt instruments are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund currently does not intend to invest more than 5% of its assets in when-issued securities during the coming year.


     Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

     LOANS OF PORTFOLIO SECURITIES. The Non-Money Market Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, a Fund's Investment Adviser will consider all relevant facts and circumstances, including the credit-worthiness of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Non-Money Market Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral do not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Non-Money Market Funds will lend securities having a value that exceeds one third of the current value of its total assets. Loans of securities by any of the Non-Money Market Funds will be subject to termination at the Fund's or the borrower's option. The Non-Money Market Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with Life & Annuity Trust, its Investment Adviser, or its Distributor.


     FOREIGN OBLIGATIONS. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation of confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. None of the Funds may invest 25% or more of its assets in foreign obligations.

     AMERICAN DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     CONVERTIBLE SECURITIES (LOWER-RATED SECURITIES). Subject to the limitations described in the Prospectus, the Growth and Income Fund may invest in convertible securities that are not rated in one of the four highest rating categories by an NRSRO. The yields on such lower-rated securities (which include securities also known as junk bonds) generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower-rated securities and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in the Fund's portfolio, with a commensurate effect on the value of the Fund's interests. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.


     While the market values of lower-rated securities and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower-rated securities and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated securities and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lowerrated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lowerrated securities and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.


     Certain lower-rated debt securities and comparable unrated securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower-yielding security, thus resulting in a decrease return to the Fund.

     The market for certain lower-rated securities and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and affect adversely the value of such securities. Any such economic downturn also could affect adversely the ability of the issuers of such securities to repay principal and pay interest thereon.


     PRIVATELY ISSUED SECURITIES (RULE 144A). The Growth and Income Fund may invest in privately issued securities which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities and may not be publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. The Investment Adviser, using guidelines approved by the Board of Trustees of Life & Annuity Trust evaluates the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and considers the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The Growth and Income Fund does not intend to invest more than 5% of its net assets in Rule 144A Securities during the coming year.

     INVESTMENT IN WARRANTS. The Growth and Income Fund may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Growth and Income Fund may only purchase warrants on securities in which the Fund may invest directly. The Growth and Income Fund does not presently intend to invest in warrants.

                                   MANAGEMENT

     Trustees And Officers. The principal occupations during the past five years of the Trustees and executive officers of Life & Annuity Trust are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees deemed to be "interested persons" of Life & Annuity Trust for purposes of the 1940 Act are indicated by an asterisk.


                                                                   PRINCIPAL OCCUPATION
   NAME, ADDRESS AND AGE                POSITION                   DURING PAST 5 YEARS
   ---------------------                --------                   --------------------
Jack S. Euphrat, 74.........  Director                       Private Investor.
  415 Walsh Road
  Atherton, CA 94207

*R. Greg Feltus, 45.........  Trustee, Chairman and          Senior Vice President of
                              President                      Stephens; Manager of Financial
                                                             Services Group; President of
                                                             Stephens Insurance Services
                                                             Inc.; Senior Vice President of
                                                             Stephens Sports Management Inc.;
                                                             and President of Investor
                                                             Brokerage Insurance Inc.

Thomas S. Goho, 54..........  Trustee                        T.B. Rose Faculty
  321 Beechcliff Court                                       Fellow-Business, Wake Forest
  Winston-Salem, NC 27104                                    University Calloway School of
                                                             Business and Accountancy;
                                                             Associate Professor of Finance
                                                             of the School of Business and
                                                             Accounting at Wake Forest
                                                             University since 1983.

Joseph N. Hankin, 55........  Trustee                        President Westchester Community
  75 Grasslands Road                                         College since 1971; President of
  Valhalla, NY 10595                                         Hartfor Junior College from 1967
                                                             to 1971; Adjunct Professor of
                                                             Columbia University Teachers
                                                             College since 1976.

*W. Rodney Hughes, 70.......  Trustee                        Private Investor.
  31 Dellwood Court
  San Rafael, CA 94901

Robert M. Joses, 78.........  Trustee                        Private Investor.
  47 Dowitcher Way
  San Rafael, CA 94901

*J. Tucker Morse, 52........  Trustee                        Private Investor; Real Estate
  10 Legrae Street                                           Developer; Chairman of
  Charleston, SC 29401                                       Renaissance Properties Ltd.;
                                                             President of Morse Investment
                                                             Corporation; and Co-Managing
                                                             Partner of Main Street Ventures.

Richard H. Blank, Jr., 40...  Chief Operating Officer,       Associate of Financial Services
                              Secretary and Treasurer        Group of Stephens; Director of
                                                             Stephens Sports Management Inc.;
                                                             and Director of Capo Inc.

                               COMPENSATION TABLE


                                                               TOTAL COMPENSATION
                                      AGGREGATE COMPENSATION    FROM REGISTRANT
         NAME AND POSITION               FROM REGISTRANT        AND FUND COMPLEX
         -----------------            ----------------------   ------------------
Jack S. Euphrat                              $10,500                $31,500
  Trustee
*R. Greg Feltus                                    0                      0
  Trustee
Thomas S. Goho                                10,500                 31,500
  Trustee
Joseph N. Hankin                                 500                  1,500
  Trustee
*Zoe Ann Hines                                     0                      0
  Trustee
  (resigned as of September 6, 1996)
*W. Rodney Hughes                              8,750                 26,250
  Trustee
Robert M. Joses                               10,500                 31,500
  Trustee
*J. Tucker Morse                               8,750                 26,250
  Trustee


     Trustees of the Trust who are officers or employees of Stephens or Wells Fargo Bank are not compensated by the Trust for their services but are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Trustees who are affiliated with Stephens or Wells Fargo Bank also do not receive compensation from the Trust and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trust, Overland Express Funds, Inc., Stagecoach Funds, Inc., Stagecoach Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Trustees and Officers of the Trust serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Trustees are compensated by other companies and trusts within the fund complex for their services as directors/trustees to such companies and trusts. Currently the Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of each fund complex.

     As of the date of this SAI, Trustees and officers of Life & Annuity Trust as a group beneficially owned less than 1% of the outstanding interests of Life & Annuity Trust.


     INVESTMENT ADVISER. Each of the Funds is advised by Wells Fargo Bank pursuant to an Advisory Contract. BGFA serves as subadviser to the U.S. Government Allocation Fund and the Asset Allocation Fund. The Advisory Contracts provide that Wells Fargo Bank shall furnish to the Funds investment guidance and policy direction in connection with the daily portfolio management of each Fund. Under the Advisory Contracts, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank has agreed to provide to the Funds, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the Money Market Fund, the U.S. Government Allocation Fund and the Asset Allocation Fund, average maturities of the portfolios of each Fund. For the period ended December 31, 1994 and the years ended December 31, 1995 and 1996, each Fund paid to Wells Fargo Bank as compensation for its advisory services the amounts indicated below and Wells Fargo Bank waived the indicated amounts.


                                                1994*             1995               1996
                                            FEES    FEES     FEES    FEES       FEES       FEES
                   FUND                     PAID   WAIVED    PAID   WAIVED      PAID      WAIVED
                   ----                     ----   -------   ----   -------   --------   --------
Asset Allocation                             $0    $17,516    $0    $85,107   $213,961   $ 24,043
Growth and Income                             0      4,064     0     19,169     81,759     46,059
Money Market                                  0      2,309     0      9,854     15,620     27,451
U.S. Government Allocation                    0      2,149     0     12,949      6,751     42,413


---------------
    * The Asset Allocation Fund commenced operations on April 15, 1994, the Growth and Income Fund on April 12, 1994, the Money Market Fund on May 19, 1994 and the U.S. Government Allocation Fund on April 26, 1994.

     Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by Life & Annuity Trust's Board of Trustees and (ii) by a majority of the Trustees of Life & Annuity Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each Advisory Contract may be terminated on 60 days' written notice by either party and terminates automatically if assigned.

     SUB-INVESTMENT ADVISER. Barclays Global Fund Advisors ("BGFA") serves as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds pursuant to a Sub-Advisory Contract (the "Sub-Advisory Contract") among Life & Annuity Trust, on behalf of the Asset Allocation and U.S. Government Allocation Funds, Wells Fargo Bank and BGFA. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Wells Fargo Bank and the Trust, BGFA makes recommendations regarding the investment and reinvestment of the Asset Allocation and U.S. Government Allocation Funds' assets. BGFA is responsible for implementing and monitoring the performance of the asset allocation model employed with respect to these Funds. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of these Funds and such additional reports and information as Wells Fargo Bank and the Trust's Board of Trustees and officers may reasonably request. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). Prior to January 1, 1996, WFNIA provided sub-advisory services directly to the Asset Allocation and U.S. Government Allocation Funds.


     For the period ended December 31, 1994 and the years ended December 31, 1995 and 1996, Wells Fargo Bank paid to WFNIA / BGFA the amounts indicated below for its services as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds. WFNIA / BGFA did not waive any sub-advisory fees.



                                                                1994*       1995        1996
                            FUND                              FEES PAID   FEES PAID   FEES PAID
                            ----                              ---------   ---------   ---------
Asset Allocation                                               $5,767      $28,442     $79,587
U.S. Government Allocation                                        540        3,251      12,320


---------------

    * The Asset Allocation Fund commenced operations on April 15, 1994, and the U.S. Government Allocation Fund commenced operations on April 26, 1994.


     ADMINISTRATOR AND CO-ADMINISTRATOR. The Trust has retained Wells Fargo Bank as administrator and Stephens as coadministrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the CoAdministration Agreement among Wells Fargo Bank,

Stephens and each Fund, state that Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Trust's Trustees, officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

     For the period ended December 31, 1994 and the years ended December 31, 1995 and 1996, Stephens served as sole administrator to the Funds and was entitled to monthly administration fees at the annual rate of 0.03% of each Fund's average daily net assets. Stephens was paid administrative fees as follows:


                            FUND                              1994    1995     1996
                            ----                              ----    ----    -------
Asset Allocation                                               $0      $0     $16,872
Growth and Income                                               0       0       6,291
Money Market                                                    0       0           0
U.S. Government Allocation                                      0       0           0


     CUSTODIAN. Wells Fargo Bank has been retained to act as Custodian for the Growth and Income and Money Market Funds. Barclays Global Investors, N.A. ("BGI"; formerly, WFITC) acts as Custodian for the Asset Allocation and U.S. Government Allocation Funds. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian to the Growth and Income and Money Market Funds, Wells Fargo Bank is entitled to an asset-based fee and transaction charges. BGI is not entitled to receive compensation for its services as Custodian to the Allocation Funds so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to such Funds. BGI is entitled to compensation from the fees paid to BGFA for sub-advisory services.


     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Money Market Fund's average daily net assets and 0.14% of each other Fund's average daily net assets. Under the transfer agency agreement in place for the year ended December 31, 1996, Wells Fargo Bank was entitled to be compensated at an annual rate of 0.05% of each Fund's average daily net assets when the assets of each Fund exceeded $20 million.


     For the years ended December 31, 1995, and 1996, Wells Fargo Bank waived all fees and expenses payable to it under the transfer agency and custody agreements with the Funds.

                            PERFORMANCE CALCULATIONS

     As indicated in the Prospectus, the Funds may advertise certain yield and total return information computed in the manner described in the Prospectus. Any Fund advertising would be accompanied by performance information of the related insurance company separate accounts or by an explanation that Fund performance information does not reflect separate account fees and charges. As and to the extent required by the SEC, an average annual total rate of return ("T") is computed by using the redeemable value at the end of a specified period ("E-V") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV.


     The Funds may advertise cumulative total return of shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

     For the periods ended December 31, 1996, the following chart provides the average annual and cumulative total returns for the Funds listed below:


                                            AVERAGE ANNUAL    AVERAGE ANNUAL      CUMULATIVE
                                            TOTAL RETURN:     TOTAL RETURN:     TOTAL RETURN:
                                              YEAR ENDED       INCEPTION TO      INCEPTION TO
                   FUND                        12/31/96         12/31/96*         12/31/96*
                   ----                     --------------    --------------    --------------
Asset Allocation                                11.46%            14.57%            45.35%
Growth and Income                               22.44%            20.04%            65.25%
U.S. Government Allocation                       3.99%             6.68%            19.45%


---------------
    * The Asset Allocation Fund commenced operations on April 15, 1994, the Growth and Income Fund on April 12, 1994 and the U.S. Government Allocation Fund on April 26, 1994.

     YIELD. As indicated in the Prospectus, the U.S. Government Allocation Fund may advertise certain yield information. As and to the extent required by the SEC, yield is calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula: YIELD = 2[((a-b/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the net asset value per share on the last day of the period. The net investment income of the U.S. Government Allocation Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Fund's net investment income. The Fund's 30-day yield for the 30 days ended December 31, 1996 was 5.23%.


     In addition, as indicated in the Prospectus, the Money Market Fund may advertise certain yield information. Current yield for the Money Market Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The Fund's seven-day and 30-day yields for the periods ended December 31, 1996 were 4.82% and 4.70%, respectively.


     The yields for the U.S. Government Allocation Fund and the Money Market Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     In addition, investors should recognize that changes in the net asset value of shares of the U.S. Government Allocation Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

     From time to time, and only to the extent the comparison is appropriate for a Fund, Life & Annuity Trust may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the S&P 500 Index, the Dow Jones Industrial Average, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P 500 Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

     The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Money Market Fund's comparative performance will be based on a comparison of yields, as described above, or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. Life & Annuity Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential holder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.


     Life & Annuity Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, WFIM), a division of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. Life & Annuity Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

     In addition, Life & Annuity Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. Life & Annuity Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     Life & Annuity Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a taxdeferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     From time to time, Life & Annuity Trust also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the U.S. Government Allocation Fund and the Asset Allocation Fund and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds to changing market conditions may be discussed. For example, Life & Annuity Trust may describe the benefits derived by having Wells Fargo Bank, as Investment Adviser, and BGFA, as investment sub-adviser, monitor and reallocate investments among the three asset categories described in the Funds' Prospectus. Life & Annuity Trust's advertising or other marketing material also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Asset Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

     Life & Annuity Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the net asset value of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. Life & Annuity Trust may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for each of the Non-Money Market Funds is determined by the custodian of the Fund on each day the NYSE is open for trading. Net asset value per share for the

Money Market Fund is determined by the Custodian on each day Wells Fargo Bank is open for business.

     NON-MONEY MARKET FUNDS. Securities of a Non-Money Market Fund for which market quotations are available are valued at latest prices. Securities for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government obligations but excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. These prices are not necessarily final closing prices but are intended to represent prices prevailing during the final 30 seconds of the trading day. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. In all cases, bid prices are furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by Life & Annuity Trust's Trustees and in accordance with procedures adopted by the Trustees.

     MONEY MARKET FUND. As indicated under "Investing in the Funds" in the Prospectus, the Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Money Market Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Money Market Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

     The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

     In addition, the Trust may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS


     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities are usually principal transactions. Non-equity securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing non-equity securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with Life & Annuity Trust are prohibited from dealing with Life & Annuity Trust as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.


     Life & Annuity Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by Life & Annuity Trust's Board of Trustees, Wells Fargo Bank, as adviser, or BGFA, as sub-adviser, is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of Life & Annuity Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank and BGFA generally seek reasonably competitive spreads or commissions.


     In assessing the best overall terms available for any transaction, Wells Fargo Bank and BGFA consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, the Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which may be charged by another broker/dealer for effecting the same transaction. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and BGFA and does not reduce the advisory fees payable by a Fund. The Board of Trustees will periodically review the commissions paid by each Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers may furnish statistical, research and other information or services which are deemed to be beneficial to a Fund's investment programs. Research services received from brokers supplement the advisers' own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, market, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance may be useful, since the brokers utilized by the funds as a group may follow a broader universe of securities and other matters than the staff of Wells Fargo Bank and/or BGFA can follow. In addition, this research may provide Wells Fargo Bank and/or BGFA with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank and/or BGFA by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank and/or BGFA. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the qualify of Wells Fargo Bank's investment advice. The advisory fees paid by the Funds are not reduced because Wells Fargo Bank and BGFA may receive such services.

     BROKERAGE COMMISSIONS. For the year ended December 31, 1996, the Asset Allocation and Growth and Income Funds paid brokerage commissions in the amount of $2,682 and $85,137, respectively. For the year ended December 31, 1995, the Asset Allocation and the Growth and Income Funds paid brokerage commissions in the amount of $656 and $31,290, respectively. The other Funds did not pay brokerage commissions during these periods.

     SECURITIES OF REGULAR BROKER/DEALERS. On December 31, 1996, the Funds owned securities (repurchase agreements) of their "regular brokers or dealers," as defined in the 1940 Act, or their parents as follows:



                      FUND                          AMOUNT      REGULAR BROKER/DEALER
                      ----                        ----------    ---------------------
Growth and Income                                 $  795,000    Goldman Sachs & Co
Money Market                                      $  815,000    Goldman Sachs & Co
Money Market                                      $1,747,000    HSBC Securities
Money Market                                      $1,102,000    J P Morgan
Money Market                                      $1,500,000    Morgan Stanley


     The other Funds did not own securities of their "regular brokers or dealers" on December 31, 1996.


     PORTFOLIO TURNOVER. For the year ended December 31, 1996, the portfolio turnover rates for the Asset Allocation Fund, the Growth and Income Fund and the U.S. Government Allocation Fund were 4%, 95% and 222%, respectively. The higher portfolio turnover rates for the U.S. Government Allocation Fund should not materially adversely affect this Fund because portfolio transactions ordinarily will be made directly with principals on a net basis (although they may be subject to markups) and, consequently, this Fund usually will not incur brokerage expenses. Because the portfolio of the Money Market Fund consists of securities with relatively short-term maturities, the Money Market Fund can expect to experience a high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis (although they may be subject to markups) and, consequently, the Money Market Fund usually will not incur brokerage expenses. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Funds bear all costs of their respective operations, including the compensation of the Trust's directors and the Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of each Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Trust are charged against the assets of a Fund.

                              FEDERAL INCOME TAXES


     IN GENERAL. As stated in the Prospectus, each Fund intends to qualify each year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"). If so qualified, each Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains to the extent such investment company taxable income and net capital gains are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Fund are not currently taxable when left to accumulate within a qualified variable annuity or variable life insurance contract. In general, distributions of net investment income and net short term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.


     Qualification as a regulated investment company also requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


     Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or taxfree treatment on such annuities or policies generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under
Section 817(h) which, among other things, provide the manner in which an investment by a segregated asset account in a regulated investment company will be treated for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Fund plans to satisfy these conditions at all times so that the shares of such Fund owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

     TAXATION OF FUND INVESTMENTS. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after

April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

     If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

     The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to
Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

     If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an inters=est charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If a Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, a Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to a Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

     For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies and should consult their tax advisors.


                                 CAPITAL STOCK

     Life & Annuity Trust, an open-end, management investment company, was organized as a Delaware Business Trust on October 28, 1993. As of the date of this SAI, Life & Annuity Trust's Board of Trustees has authorized the issuance of four series of shares, each representing an unlimited number of beneficial interests -- the U.S. Government Allocation Fund, the Growth and Income Fund, the Asset Allocation Fund and the Money Market Fund -- and the Board of Trustees may, in the future, authorize the creation of additional investment portfolios.

     All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the Shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of Life & Annuity Trust as a whole, means the vote of the lesser of (i) 67% of Life & Annuity Trust's shares represented at a meeting if the shareholders of more than 50% of Life & Annuity Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of Life & Annuity Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Life & Annuity Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, Life & Annuity Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the shareholders of at least 10% of Life & Annuity Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.


     Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of Life & Annuity Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectus, will be fully paid and non-assessable by Life & Annuity Trust.

     Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                        5% OWNERSHIP AS OF APRIL 1, 1997


                                                  NAME AND ADDRESS     PERCENTAGE
                 NAME OF FUND                      OF SHAREHOLDER       OF CLASS     CAPACITY
                 ------------                     ----------------     ----------    --------

Asset Allocation                                American Skandia Life    99.92%       Record
                                                P.O. Box 883
                                                Shelton, CT 06484

Growth and Income                               American Skandia Life    99.90%       Record
                                                P.O. Box 883
                                                Shelton, CT 06484

Money Market                                    American Skandia Life    99.80%       Record
                                                P.O. Box 883
                                                Shelton, CT 06484

U.S. Government Allocation                      American Skandia Life    98.27%       Record
                                                P.O. Box 883
                                                Shelton, CT 06484


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     The portfolio of investments, audited financial statements and independent auditors' report for the Funds of Life & Annuity Trust for the year ended December 31, 1996 are attached to this SAI.

                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for Life & Annuity Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                                  SAI APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

CORPORATE BONDS

     MOODY'S: The four highest ratings for corporate bonds are "Aaa,""Aa","A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

     S&P: The four highest ratings for corporate bonds are "AAA,""AA,""A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE COMMERCIAL PAPER

     MOODY'S: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

     S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

To the Shareholders and Board of Trustees
Life & Annuity Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Fund, Growth and Income Fund, Money Market Fund and U.S. Government Allocation Fund (constituting Life & Annuity Trust) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the aforementioned funds of Life & Annuity Trust as of December 31, 1996, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

                                      [Signature)
San Francisco, California
February 14, 1997

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                                 INTEREST         MATURITY
 PRINCIPAL                              SECURITY NAME                              RATE             DATE              VALUE
                  U.S. TREASURY SECURITIES (99.86%)
                  U.S. TREASURY BILLS (44.19%)
$   326,000       U.S. Treasury Bills                                              4.98%S         01/02/97         $   325,914
    498,000       U.S. Treasury Bills                                              5.01S          01/09/97             497,412
     70,000       U.S. Treasury Bills                                              5.12S          01/23/97              69,783
    744,000       U.S. Treasury Bills                                              5.12S          01/30/97             740,996
  2,955,000       U.S. Treasury Bills                                              5.17S          02/06/97           2,940,223
    261,000       U.S. Treasury Bills                                              5.17S          02/13/97             259,534
  3,801,000       U.S. Treasury Bills                                              5.18S          02/20/97           3,775,532
  1,079,000       U.S. Treasury Bills+                                             5.19S          03/13/97           1,068,530
 13,328,000       U.S. Treasury Bills                                              5.20S          03/06/97          13,212,071
                                                                                                                   -----------
                                                                                                                   $22,889,995
                  U.S. TREASURY BONDS (55.67%)
$   300,000       U.S. Treasury Bonds                                              6.25%          08/15/23         $   281,156
    500,000       U.S. Treasury Bonds                                              6.50           11/15/26             490,625
    450,000       U.S. Treasury Bonds                                              6.75           08/15/26             453,094
  2,050,000       U.S. Treasury Bonds                                              7.13           02/15/23           2,139,048
  1,500,000       U.S. Treasury Bonds                                              7.25           08/15/22           1,586,719
    450,000       U.S. Treasury Bonds                                              7.63           11/15/22             496,547
  3,100,000       U.S. Treasury Bonds                                              7.63           02/15/25           3,441,970
  3,600,000       U.S. Treasury Bonds                                              7.88           02/15/21           4,066,877
  3,650,000       U.S. Treasury Bonds                                              8.00           11/15/21           4,183,813
    250,000       U.S. Treasury Bonds                                              8.13           08/15/19             288,906
    900,000       U.S. Treasury Bonds                                              8.13           05/15/21           1,044,000
    850,000       U.S. Treasury Bonds                                              8.13           08/15/21             986,531
  1,300,000       U.S. Treasury Bonds                                              8.75           05/15/17           1,585,188
  3,000,000       U.S. Treasury Bonds                                              8.75           08/15/20           3,693,750
    850,000       U.S. Treasury Bonds                                              8.88           08/15/17           1,049,219
  1,850,000       U.S. Treasury Bonds                                              8.88           02/15/19           2,294,000
    600,000       U.S. Treasury Bonds                                              9.00           11/15/18             752,063
                                                                                                                   -----------
                                                                                                                   $28,833,506
                                                                                                                   -----------
                  TOTAL U.S. TREASURY SECURITIES                                                                   $51,723,501
                  (Cost $51,115,231)

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                      VALUE
                  TOTAL INVESTMENTS IN SECURITIES
                  (Cost $51,115,231)* (Notes 1 & 3)        99.86%  $51,723,501
                  Other Assets and Liabilities, Net         0.14        73,440
                                                          ------   -----------
                  TOTAL NET ASSETS                        100.00%  $51,796,941
                                                          ======   ===========

--------------------------------------------------------------------------------
 S Yield to maturity.
 + These U.S. Treasury Bills are held in segregated accounts in connection with the Fund's holdings of S&P 500 futures contracts.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation          $ 763,636
                Gross Unrealized Depreciation           (155,366)
                                                       ---------
                NET UNREALIZED APPRECIATION            $ 608,270
                                                       =========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 COMMON STOCKS (89.82%)
                 ADVERTISING (0.92%)
     6,700       Omnicom Group                                                      $   219,243       $   306,525
                 APPLIANCES AND FURNITURE (3.11%)
    40,300       Sunbeam-Oster Co. Inc.                                             $ 1,077,188       $ 1,037,725
                 AUTOMOBILE & RELATED (2.36%)
    16,900       Danaher Corp                                                       $   582,665       $   787,963
                 BASIC INDUSTRIES (5.87%)
     9,100       Aluminum Co of America                                             $   558,612       $   580,125
    10,300       Case Corp                                                              526,274           561,350
    21,000       Monsanto Co                                                            602,411           816,375
                                                                                    -----------       -----------
                                                                                    $ 1,687,297       $ 1,957,850
                 BEVERAGE (1.86%)
    21,000       Pepsico Inc.                                                       $   630,741       $   614,250
                 CAPITAL GOODS (0.41%)
     5,000       Lexmark International Group Inc Class A +                          $   101,234       $   138,125
                 COMMERCIAL SERVICES (2.54%)
     3,500       AccuStaff Inc +                                                    $    72,654       $    73,938
18,000....       CUC International Inc +                                                402,624           427,500
12,400....       Service Corp International                                             270,098           347,200
                                                                                    -----------       -----------
                                                                                    $   745,376       $   848,638
                 COMPUTER SOFTWARE (4.29%)
    14,800       First Data Corp                                                    $   529,600       $   540,200
     7,000       Oracle Systems Corp +                                                  236,833           292,250
    23,046       Reynolds & Reynolds Co Class A                                         523,255           599,196
                                                                                    -----------       -----------
                                                                                    $ 1,289,688       $ 1,431,646
                 COMPUTER SYSTEMS (2.70%)
     9,900       Cisco Systems Inc +                                                $   483,051       $   629,888
    10,000       Komag Inc +                                                            251,217           271,250
                                                                                    -----------       -----------
                                                                                    $   734,268       $   901,138
                 CONSUMER-BASIC (1.55%)
     5,600       Colgate-Palmolive Co.                                              $   470,258       $   516,600
                 DIVERSIFIED-OPERATIONS (2.37%)
     9,000       General Electric                                                   $   814,640       $   791,000
                 ELECTRICAL EQUIPMENT (0.81%)
     4,700       Nokia Corp ADR Class A                                             $   267,134       $   270,250

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 ENERGY & RELATED (10.33%)
     8,000       Anadarko Petroleum Corp                                            $   443,692       $   518,000
     3,000       Cabot Corp                                                              77,587            75,375
     4,800       Mobil Corp                                                             527,433           586,800
    19,200       Reading & Bates Corp +                                                 443,738           508,800
       847       Smedvig ASA -- Sponsored ADR Class B +                                  17,999            17,046
    11,780       Sonat Inc                                                              457,831           606,670
     6,000       Texaco Inc                                                             588,672           588,750
     5,000       Transocean Offshore Inc                                                316,061           313,125
     7,400       U.S. Filter Corp                                                       234,574           234,950
                                                                                    -----------       -----------
                                                                                    $ 3,107,587       $ 3,449,516
                 FINANCE & RELATED (17.38%)
    13,300       Aetna Inc                                                          $   884,077       $ 1,064,000
     2,500       American International Group Inc                                       237,179           270,625
     9,900       Amli Residential Properties                                            215,325           231,413
     8,700       Associates First Capital Corp                                          359,571           383,888
    10,000       Brandywine Realty Trust                                                165,000           195,000
     4,500       Cali Realty Corp                                                       120,143           138,938
     5,700       Citicorp                                                               439,926           587,100
    12,000       Excel Realty Trust                                                     274,500           304,500
     5,500       Federal Home Loan Mortgage Corp                                        473,339           605,688
     2,500       Guidant Corp                                                           121,198           142,500
    10,000       Household International Inc                                            699,005           922,500
     8,500       MBNA Corp                                                              222,891           352,750
    14,200       Schwab (Charles) Corp                                                  349,410           454,400
     7,000       Security Capital Industrial Trust                                      142,762           149,625
                                                                                    -----------       -----------
                                                                                    $ 4,704,326       $ 5,802,927
                 FOOD & RELATED (1.74%)
     5,150       Philip Morris Co Inc                                               $   474,296       $   580,019
                 FOOTWEAR (0.93%)
     5,200       Nike Inc Class B                                                   $   291,157       $   310,700
                 GENERAL BUSINESS & RELATED (1.53%)
     2,400       Corrections Corp of America +                                      $    70,882       $    73,500
     9,500       Groupe AB SA-ADR +                                                     199,500           136,563
     7,000       Patriot American Hospitality Inc                                       299,354           301,875
                                                                                    -----------       -----------
                                                                                    $   569,736       $   511,938
                 HEALTHCARE (0.97%)
    14,800       Tenet Healthcare Corp +                                            $   317,768       $   323,750

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 MANUFACTURING PROCESSING (5.01%)
     6,600       Allied Signal Inc                                                  $   336,740       $   442,200
     4,200       Harsco Corp                                                            265,467           287,700
    11,100       Potash Corp of Saskatchewan Inc                                        769,670           943,500
                                                                                    -----------       -----------
                                                                                    $ 1,371,877       $ 1,673,400
                 MEDICAL EQUIPMENT & SUPPLIES (1.39%)
    11,300       Baxter International Inc                                           $   458,133       $   463,300
                 PHARMACEUTICALS (3.13%)
    13,000       Astra AB ADR Class A                                               $   567,695       $   637,000
     6,000       Smithkline Beecham Plc                                                 308,730           408,000
                                                                                    -----------       -----------
                                                                                    $   876,425       $ 1,045,000
                 REAL ESTATE INVESTMENT TRUSTS (2.39%)
     5,400       Equity Residential Properties Trust                                $   222,750       $   222,750
    16,000       Spieker Properties Inc                                                 478,427           576,000
                                                                                    -----------       -----------
                                                                                    $   701,177       $   798,750
                 RETAIL & RELATED (5.44%)
    12,700       Gillette Co                                                        $   727,819       $   987,425
    29,900       Mattel Inc                                                             767,650           829,725
                                                                                    -----------       -----------
                                                                                    $ 1,495,469       $ 1,817,150
                 SEMICONDUCTORS (4.92%)
     7,300       Intel Corp                                                         $   491,100       $   955,844
    11,200       Motorola Inc                                                           513,101           687,400
                                                                                    -----------       -----------
                                                                                    $ 1,004,201       $ 1,643,244
                 TELECOMMUNICATIONS (5.87%)
    12,800       Alltel Corp                                                        $   378,677       $   401,600
    38,300       Ericson Telefonaktiebolaget L M Class B                                762,955         1,156,181
    12,500       U.S. West Inc                                                          375,802           403,125
                                                                                    -----------       -----------
                                                                                    $ 1,517,434       $ 1,960,906
                 TOTAL COMMON STOCKS                                                $25,509,318       $29,982,310
                 PREFERRED STOCKS (1.67%)
                 CONVERTIBLES (0.78%)
    19,500       First Chicago NBD Corp expires 02/15/1997                          $   338,427       $   258,375
                 TELECOMMUNICATIONS (0.89%)
    10,900       Airtouch Communications Inc +                                      $   317,213       $   297,025
                 TOTAL PREFERRED STOCKS                                             $   655,640       $   555,400

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                               INTEREST       MATURITY
PRINCIPAL                                                                        RATE           DATE            VALUE
                 CORPORATE BONDS & NOTES (0.51%)
                 CONVERTIBLE CORPORATE BONDS (0.51%)
$  170,000       U.S. Filter Corp
                 (Cost $170,000)                                                 4.50%        12/15/01       $   171,275
                 U.S. TREASURY SECURITIES (5.93%)
                 U.S. TREASURY BILLS (5.93%)
$2,000,000       U.S. Treasury Bills
                 (Cost $1,978,017)                                               5.00%S       03/20/97       $ 1,978,736
                 SHORT-TERM INSTRUMENTS (2.38%)
                 REPURCHASE AGREEMENTS (2.38%)
$  795,000       Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities (Cost
                 $795,000)                                                       6.58%        01/02/97       $   795,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $29,107,975)* (Notes 1 and 3)      100.31%                                               $33,482,721
                 Other Assets and Liabilities, Net         (0.31)                                                  (102,083)
                                                          ------                                                -----------
                 TOTAL NET ASSETS                         100.00%                                               $33,380,638
                                                          ======                                                ===========

--------------------------------------------------------------------------------
S Yield to maturity.
+ Non-income earning securities.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                 Gross Unrealized Appreciation          $4,713,110
                 Gross Unrealized Depreciation            (338,364)
                                                        ----------
                 NET UNREALIZED APPRECIATION            $4,374,746
                                                        ==========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST MONEY MARKET FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                               INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                            RATE             DATE              VALUE
                 U.S. TREASURY SECURITIES (58.40)%
                 U.S. TREASURY BILLS (52.86)%
$  750,000       U.S. Treasury Bills                                             5.01%S         01/09/97         $   749,171
 2,750,000       U.S. Treasury Bills                                             5.12S          01/23/97           2,741,629
 1,250,000       U.S. Treasury Bills                                             5.17S          02/06/97           1,243,706
   100,000       U.S. Treasury Bills                                             5.24S          05/08/97              98,218
 1,000,000       U.S. Treasury Bills                                             5.27S          05/15/97             981,463
   900,000       U.S. Treasury Bills                                             5.28S          05/22/97             882,410
                                                                                                                 -----------
                 TOTAL U.S. TREASURY BILLS                                                                       $ 6,696,597
                 U.S. TREASURY NOTES (5.54)%
$  700,000       U.S. Treasury Notes                                             5.88%          07/31/97         $   701,764
                                                                                                                 -----------
                 TOTAL U.S. TREASURY SECURITIES                                                                  $ 7,398,361
                 SHORT TERM INSTRUMENTS (40.77)%
                 REPURCHASE AGREEMENTS (40.77)%
$  815,000       Goldman Sachs Pooled Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                    6.58%          01/02/97         $   815,000
 1,747,000       HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                    6.00           01/02/97           1,747,000
 1,102,000       JP Morgan Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                    6.37           01/02/97           1,102,000
 1,500,000       Morgan Stanley & Co Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                    6.50           01/02/97           1,500,000
                                                                                                                 -----------
                 TOTAL REPURCHASE AGREEMENTS                                                                     $ 5,164,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $12,562,361)* (Note 1)           99.17%  $12,562,361
                 Other Assets and Liabilities, Net       0.83       104,590
                                                       ------   -----------
                 TOTAL NET ASSETS                      100.00%  $12,666,951
                                                       ======   ===========

--------------------------------------------------------------------------------
S Yield to maturity.

* Cost for federal income tax purposes is the same as for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST U.S. GOVERNMENT ALLOCATION FUND--DECEMBER 31, 1996 PORTFOLIO OF INVESTMENTS

                                                                               INTEREST         MATURITY
PRINCIPAL                               SECURITY NAME                            RATE             DATE              VALUE
                 U.S. TREASURY SECURITIES (97.02%)
                 U.S. TREASURY BILLS (20.55%)
$   23,000       U.S. Treasury Bills                                             4.98%S         01/02/97         $    22,994
    36,000       U.S. Treasury Bills                                             5.01S          01/09/97              35,957
    25,000       U.S. Treasury Bills                                             5.11S          01/16/97              24,947
    71,000       U.S. Treasury Bills                                             5.12S          01/23/97              70,780
   883,000       U.S. Treasury Bills                                             5.17S          02/06/97             878,585
 1,067,000       U.S. Treasury Bills                                             5.17S          02/13/97           1,061,008
   277,000       U.S. Treasury Bills                                             5.18S          02/20/97             275,144
    20,000       U.S. Treasury Bills                                             5.18S          02/27/97              19,844
   147,000       U.S. Treasury Bills                                             5.19S          03/13/97             145,574
   247,000       U.S. Treasury Bills                                             5.20S          03/06/97             244,852
                                                                                                                 -----------
                                                                                                                 $ 2,779,685
                 U.S. TREASURY BONDS (2.89%)
$  300,000       U.S. Treasury Bonds                                            11.88%          11/15/03         $   391,125
                 U.S. TREASURY NOTES (73.58%)
$3,000,000       U.S. Treasury Notes                                             5.75%          08/15/03         $ 2,910,000
 1,850,000       U.S. Treasury Notes                                             6.25           02/15/03           1,848,266
 2,850,000       U.S. Treasury Notes                                             6.38           08/15/02           2,868,704
 2,200,000       U.S. Treasury Notes                                             7.50           05/15/02           2,326,500
                                                                                                                 -----------
                                                                                                                 $ 9,953,470
                 TOTAL U.S. TREASURY SECURITIES                                                                  $13,124,280
                 (Cost $13,101,094)
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $13,101,094)* (Notes 1 and 3)    97.02%  $13,124,280
                 Other Assets and Liabilities, Net       2.98       403,054
                                                       ------   -----------
                 TOTAL NET ASSETS                      100.00%  $13,527,334
                                                       ======   ===========

--------------------------------------------------------------------------------
S Yield to maturity.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation       $ 56,504
                Gross Unrealized Depreciation        (33,318)
                                                    --------
                NET UNREALIZED APPRECIATION         $ 23,186
                                                    ========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                                                                       U.S.
                                                           Asset            Growth and             Money            Government
                                                        Allocation            Income              Market            Allocation
                                                           Fund                Fund                Fund                Fund
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In securities, at identified cost (Note 3)            $51,115,231         $29,107,975         $12,562,361         $13,101,094
  In securities, at market value                        $51,723,501         $33,482,721         $12,562,361         $13,124,280
Cash                                                            614               1,445               1,820                   0
Receivables:
  Dividends and Interest                                    612,448              58,754              18,116             203,507
  Investment securities sold                                      0               2,537                   0                   0
  Fund shares sold                                          652,370             119,879             166,308             297,690
Prepaid expenses                                             15,893               6,722                   0               1,139
TOTAL ASSETS                                             53,004,826          33,672,058          12,748,605          13,626,616
LIABILITIES
Variation margin on futures contracts                       408,800                   0                   0                   0
Payables:
  Distribution to shareholders                              652,371             119,880              49,873              58,582
  Fund shares redeemed                                       65,327             130,184                   0                   0
  Due to administrator (Note 2)                              16,872               7,902               2,281               2,947
  Due to advisor (Note 2)                                    28,088              13,702               1,634               3,496
Accrued expenses                                             36,427              19,752              27,866              34,257
TOTAL LIABILITIES                                         1,207,885             291,420              81,654              99,282
TOTAL NET ASSETS                                        $51,796,941         $33,380,638         $12,666,951         $13,527,334
Net assets consist of:
Paid-in capital                                         $50,471,742         $28,820,399         $12,666,951         $13,507,669
Undistributed net realized gain (loss) on investments       495,304             185,493                   0              (3,521)
Net unrealized appreciation of futures                      221,625                   0                   0                   0
Net unrealized appreciation of investments                  608,270           4,374,746                   0              23,186
TOTAL NET ASSETS                                        $51,796,941         $33,380,638         $12,666,951         $13,527,334
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
  (NOTE 4)
Net assets                                              $51,796,941         $33,380,638         $12,666,951         $13,527,334
Shares outstanding                                        4,537,205           2,176,280          12,666,954           1,334,979
Net asset value and offering price                           $11.42              $15.34               $1.00              $10.13
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          Asset     Growth and   Money   U.S. Government
                                                        Allocation    Income    Market     Allocation
                                                           Fund        Fund      Fund         Fund
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                $       0    $290,801  $     0          $     0
Interest                                                 2,396,945     157,749  492,085          520,326
TOTAL INCOME                                             2,396,945     448,550  492,085          520,326
EXPENSES (NOTE 2)
Advisory Fees                                              238,004     127,818   43,071           49,164
Custody fees                                                     0      12,502    1,593                0
Portfolio accounting fees                                        0      40,435   30,711                0
Transfer agency fees                                        19,833      10,485    4,785            4,097
Administration fees                                         16,872       6,291    2,871              742
Legal and audit fees                                        29,055      23,586   18,732           24,998
Registration fees                                            3,800         999        0              999
Directors' fees                                             11,250      11,250   11,250           11,250
Other                                                          166       3,039    3,561            5,478
TOTAL EXPENSES                                             318,980     236,405  116,574           96,728
Less: Waived Fees and Reimbursed Expenses                  (43,876)   (109,481) (67,411)         (47,252)
Net Expenses                                               275,104     126,924   49,163           49,476
NET INVESTMENT INCOME                                    2,121,841     321,626  442,922          470,850
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments          2,464,924     670,537      225           (3,569)
Net unrealized appreciation of futures contracts            37,850           0        0                0
Net change in unrealized appreciation (depreciation)
  of investments                                           (24,131)  3,407,928        0          (32,071)
NET GAIN (LOSS) ON INVESTMENTS                           2,478,643   4,078,465      225          (35,640)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $4,600,484  $4,400,091  $443,147        $435,210
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Asset                               Growth and
                                                                      Allocation                              Income
                                                                         Fund                                  Fund
                                                           --------------------------------      --------------------------------
                                                              For the            For the            For the            For the
                                                            Year Ended         Year Ended         Year Ended         Year Ended
                                                           Dec. 31, 1996      Dec. 31, 1995      Dec. 31, 1996      Dec. 31, 1995
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                       $2,121,841           $795,863           $321,626           $110,826
  Net realized gain (loss) on sale of investments              2,464,924          1,687,439            670,537            158,953
  Net unrealized appreciation of futures contracts                37,850            171,775                  0                  0
  Net unrealized appreciation (depreciation) of
    investments                                                  (24,131)           718,398          3,407,928            947,667
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           4,600,484          3,373,475          4,400,091          1,217,446
Distributions to shareholders:
  From net investment income                                  (2,121,841)          (795,863)          (321,626)          (110,826)
  From net realized gain on sales of investments              (2,300,431)        (1,266,518)          (514,688)          (122,419)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                   25,372,586         15,133,424         19,876,206          7,617,936
  Reinvestment of dividends                                    4,422,270          2,062,380            836,312            233,244
  Cost of shares redeemed                                     (3,642,899)          (503,715)        (1,815,249)           (52,261)
  Net increase in net assets resulting from capital share
    transactions (Note 4)                                     26,151,957         16,692,089         18,897,269          7,798,919
INCREASE IN NET ASSETS                                        26,330,169         18,003,183         22,461,046          8,783,120

NET ASSETS
Beginning net assets                                          25,466,772          7,463,589         10,919,592          2,136,472
ENDING NET ASSETS                                            $51,796,941        $25,466,772        $33,380,638        $10,919,592

SHARES ISSUED AND REDEEMED:
  Shares sold                                                  2,210,668          1,352,899          1,407,558            624,798
  Shares issued in reinvestment of dividends                     385,749            182,663             56,387             18,398
  Shares redeemed                                               (318,474)           (45,222)          (133,606)            (4,706)
NET INCREASE IN SHARES OUTSTANDING                             2,277,943          1,490,340          1,330,339            638,490
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Money                            U.S. Government
                                                                        Market                              Allocation
                                                                         Fund                                  Fund
                                                           --------------------------------      --------------------------------
                                                              For the            For the            For the            For the
                                                            Year Ended         Year Ended         Year Ended         Year Ended
                                                           Dec. 31, 1996      Dec. 31, 1995      Dec. 31, 1996      Dec. 31, 1995
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                         $442,922           $113,358           $470,850           $126,604
  Net realized gain (loss) on sale of investments                    225                409             (3,569)            58,078
  Net unrealized appreciation of futures contracts                     0                  0                  0                  0
  Net unrealized appreciation (depreciation) of
    investments                                                        0                  0            (32,071)            69,148
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             443,147            113,767            435,210            253,830
Distributions to shareholders:
  From net investment income                                    (442,922)          (113,358)          (470,850)          (126,604)
  From net realized gain on sales of investments                    (225)              (409)                 0            (40,804)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                   15,213,897          6,635,924          8,754,298          3,905,350
  Reinvestment of dividends                                      443,145            113,769            470,850            167,408
  Cost of shares redeemed                                     (8,813,439)        (2,417,893)          (517,327)          (169,600)
  Net increase in net assets resulting from capital share
    transactions (Note 4)                                      6,843,603          4,331,800          8,707,821          3,903,158
INCREASE IN NET ASSETS                                         6,843,603          4,331,800          8,672,181          3,989,580
NET ASSETS
Beginning net assets                                           5,823,348          1,491,548          4,855,153            865,573
ENDING NET ASSETS                                            $12,666,951         $5,823,348        $13,527,334         $4,855,153
SHARES ISSUED AND REDEEMED:
  Shares sold                                                 15,213,897          6,635,924            868,061            381,576
  Shares issued in reinvestment of dividends                     443,145            113,769             46,768             16,384
  Shares redeemed                                             (8,813,439)        (2,417,893)           (51,054)           (16,619)
NET INCREASE IN SHARES OUTSTANDING                             6,843,603          4,331,800            863,775            381,341
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                           Asset Allocation Fund                               Growth and Income Fund
                               ----------------------------------------------      ----------------------------------------------
                                                               From inception                                      From inception
                                                                on April 15,                                         April 12,
                               Year Ended      Year Ended         1994 to          Year Ended      Year Ended         1994 to
                                Dec. 31,        Dec. 31,          Dec. 31,          Dec. 31,        Dec. 31,          Dec. 31,
                                  1996            1995              1994              1996            1995              1994
---------------------------------------------------------------------------------------------
Net Asset Value, beginning of
  period                          $ 11.27         $  9.71          $10.00             $ 12.91         $ 10.30          $10.00
Income from investment
  operations:
Net investment income                0.56            0.55            0.30                0.20            0.22            0.14
Net realized and unrealized
  gain (loss) on investments         0.69            2.21           (0.19)               2.68            2.77            0.30
                                  -------         -------          ------             -------         -------          ------
Total from investment
  operations                         1.25            2.76            0.11                2.88            2.99            0.44
Less Distributions:
Dividends from net investment
  income                            (0.56)          (0.55)          (0.30)              (0.20)          (0.22)          (0.14)
Distributions from net
  realized gain                     (0.54)          (0.65)          (0.10)              (0.25)          (0.16)           0.00
                                  -------         -------          ------             -------         -------          ------
Total from Distributions            (1.10)          (1.20)          (0.40)              (0.45)          (0.38)          (0.14)
                                  -------         -------          ------             -------         -------          ------
Net Asset Value, end of
  period                          $ 11.42         $ 11.27          $ 9.71             $ 15.34         $ 12.91          $10.30
                                  =======         =======          ======             =======         =======          ======
Total Return (not
  annualized)*                     11.46%          28.95%           1.13%              22.44%          29.19%           4.47%
Ratios/supplemental data:
Net assets, end of period
  (000)                           $51,797         $25,467          $7,464             $33,381         $10,920          $2,136
Number of shares outstanding,
  end of period (000)               4,537           2,259             769               2,176             846             207
Ratios to average net assets
  (annualized):
Ratio of expenses to average
  net assets(1)                     0.69%           0.41%           0.00%               0.60%           0.43%           0.00%
Ratio of net investment
  income to average net
  assets(2)                         5.34%           5.58%           6.30%               1.53%           2.05%           3.00%
Portfolio turnover                     4%             97%              0%                 95%             84%             21%
Average commission rate
  paid(3)                             N/A             N/A             N/A             $0.0810             N/A             N/A
---------------------------------------------------------------------------------------------
(1) Ratio of expenses to
    average net assets prior
    to waived fees and
    reimbursed expenses:            0.80%           1.22%           2.24%               1.12%           2.02%          10.18%
(2) Ratio of net investment
    income to average net
    assets prior to waived
    fees and reimbursed
    expenses:                       5.23%           4.77%           4.06%               1.01%           0.46%          -7.18%
---------------------------------------------------------------------------------------------
(3) For fiscal years beginning on or after September 15,
    1995, a fund is required to disclose its average
    commission rate per share for security trades on
    which commissions are charged. This amount may vary
    from period to period and fund to fund depending on
    the mix of trades executed in various markets where
    trading practices and commission rate structures may
    differ.

* Total returns do not include any sales charges.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                Money Market Fund                          U.S. Government Allocation Fund
                                   --------------------------------------------      --------------------------------------------
                                                                 From inception                                    From inception
                                                     Year           May 19,                            Year          April 26,
                                   Year Ended       Ended           1994 to          Year Ended       Ended           1994 to
                                    Dec. 31,       Dec. 31,         Dec. 31,          Dec. 31,       Dec. 31,         Dec. 31,
                                      1996           1995             1994              1996           1995             1994
-----------------------------------------------------------------------------------------------
Net Asset Value, beginning of
  period                              $  1.00        $ 1.00          $ 1.00             $ 10.30        $ 9.63          $10.00
Income from investment
  operations:
Net investment income                    0.05          0.05            0.03                0.56          0.60            0.40
Net realized and unrealized gain
  (loss) on investments                  0.00          0.00            0.00               (0.17)         0.77           (0.37)
                                      -------        ------      ----------             -------        ------      ----------
Total from investment operations         0.05          0.05            0.03                0.39          1.37            0.03
Less Distributions:
Dividends from net investment
  income                                (0.05)        (0.05)          (0.03)              (0.56)        (0.60)          (0.40)
Distributions from net realized
  gain                                   0.00          0.00            0.00                0.00         (0.10)           0.00
                                      -------        ------      ----------             -------        ------      ----------
Total from Distributions                (0.05)        (0.05)          (0.03)              (0.56)        (0.70)          (0.40)
                                      -------        ------      ----------             -------        ------      ----------
Net Asset Value, end of period        $  1.00        $ 1.00          $ 1.00             $ 10.13        $10.30          $ 9.63
                                      =======        ======      ==========             =======        ======      ==========
Total Return (not annualized)*          4.72%         5.41%           2.71%               3.99%        14.40%           0.41%
Ratios/supplemental data:
Net assets, end of period (000)       $12,667        $5,823          $1,492             $13,527        $4,855            $866
Number of shares outstanding, end
  of period (000)                      12,667         5,823           1,492               1,335           471              90
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets(1)                             0.51%         0.42%           0.00%               0.60%         0.45%           0.00%
Ratio of net investment income to
  average
  net assets(2)                         4.64%         5.15%           4.63%               5.75%         5.82%           7.35%
Portfolio turnover                        N/A           N/A             N/A                222%          405%            130%
Average commission rate paid(3)           N/A           N/A             N/A                 N/A           N/A             N/A
-----------------------------------------------------------------------------------------------
(1) Ratio of expenses to average
    net assets prior to waived
    fees and reimbursed expenses:       1.22%         3.83%          11.43%               1.18%         2.46%          12.73%
(2) Ratio of net investment
    income to average net assets
    prior to waived fees and
    reimbursed expenses:                3.93%         1.74%          -6.80%               5.17%         3.81%          -5.38%
-----------------------------------------------------------------------------------------------
(3) For fiscal years beginning on or after September 15,
    1995, a fund is required to disclose its average
    commission rate per share for security trades on which
    commissions are charged. This amount may vary from
    period to period and fund to fund depending on the mix
    of trades executed in various markets where trading
    practices and commission rate structures may differ.

* Total returns do not include any sales charges.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Life & Annuity Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end series investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993. The Trust consists of four separate diversified funds (the "Funds"): the Asset Allocation Fund, the Growth and Income Fund, the Money Market Fund, and the U.S. Government Allocation Fund. These Funds invest in a range of securities, generally including money market instruments, equities, and U.S. Government securities.

The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

INVESTMENT POLICY AND SECURITY VALUATION

For all of the Funds except the Money Market Fund, investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the mean between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Board of Trustees.

The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will be able to do so. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Cash or high quality money market instruments relating to firm commitment purchase agreements and/or futures contracts are segregated by the custodian and may not be sold while the current commitment is outstanding.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code (the "Code").

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The adviser pools the Funds' cash and invests in repurchase agreements entered into by the Funds. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at December 31, 1996 are collateralized by U.S. Treasury or Federal Agency obligations. The repurchase agreements were entered into on December 31, 1996.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Asset Allocation Fund and the Growth and Income Fund are declared and distributed quarterly. Dividends of the U.S. Government Allocation Fund are declared and distributed monthly. Dividends of the Money Market Fund are declared daily and distributed monthly. Any dividends to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

The Trust's policy with respect to each Fund is to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute substantially all of the Fund's taxable income and any net realized capital gains to its shareholders. Therefore, no provision for federal or state income taxes is required.

FUTURES CONTRACTS

The Asset Allocation Fund and the U.S. Government Allocation Fund may purchase futures contracts to gain exposure to market changes as this procedure may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as 'variation margin' and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Asset Allocation Fund and the U.S. Government Allocation Fund may be required to segregate cash or high quality money market instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract or option

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

may not correlate with changes in the value of the underlying securities. On December 31, 1996 the Asset Allocation Fund held the following futures contracts:

                                                                                   Notional
                                                                                   Contract             Net Unrealized
      Contracts                     Type                Expiration Date              Value               Appreciation
----------------------------------------------------------------------------------------------------------------------
   56                           S&P 500 Index                March 1997           $20,846,000                 $221,625

The Life & Annuity Trust Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $820,000.

2.   AGREEMENTS AND OTHER TRANSACTIONS
     WITH AFFILIATES

The Trust has entered into advisory contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management of the Funds. Under the contracts with the Asset Allocation Fund, the Growth and Income Fund, and the U.S. Government Allocation Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.60% of each Fund's average daily net assets. Under the contract with the Money Market Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.45% of the Fund's average daily net assets.

In connection with the Asset Allocation Fund and the U.S. Government Allocation Fund, the Trust and WFB have entered into sub-advisory contracts with Barclays Global Fund Advisors ("BGFA"). Subject to the overall supervision of Wells Fargo Bank, BGFA is responsible for day-to-day portfolio management of such Funds. BGFA is entitled to receive monthly fees at an annual rate of 0.20% and 0.15% of the average daily net assets of the Asset Allocation Fund and the U.S. Government Allocation Fund, respectively, as compensation for its sub-advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA was formed by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo & Company. Prior to January 1, 1996, WFNIA served as sub-advisor to the Funds and was entitled to receive the same fees as currently received by BGFA. Barclays Global Investors, N.A. ("BGI") acts as custodian to the Asset Allocation Fund and the U.S. Government Allocation Fund. BGI will not be entitled to receive compensation for its services to the Asset Allocation Fund and the U.S. Government Allocation Fund so long as BGFA is entitled to receive fees for providing investment sub-advisory services to such Funds. Prior to January 1, 1996, BGI was known as Wells Fargo Institutional Trust Company N.A. and was an affiliate of WFB.

The Trust has also entered into contracts on behalf of the Growth and Income Fund and the Money Market Fund with WFB for custody and portfolio accounting services. WFB is entitled to be compensated for custody services at an annual rate of 0.0167% of the average daily net assets of the Funds, plus transaction charges. For portfolio accounting services, WFB is compensated at a base rate of $2,000 monthly plus 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of each Fund's average daily net assets over $100 million.

The Trust has entered into a contract on behalf of each Fund with WFB whereby WFB provides transfer agency services for each of the Funds. Under the contract, WFB is entitled to receive fees at an annual rate of 0.05% of each Funds' average daily net assets. Effective February 1, 1997, WFB will be entitled to receive fees for transfer agency

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

services at an annual rate of 0.14% of the average daily net assets of the Asset Allocation, Growth and Income and U.S. Government Allocation Funds and 0.10% of the average daily net assets of the Money Market Fund.

The Trust has entered into an administration agreement on behalf of the Funds with Stephens. Under the agreement, Stephens provides supervisory and administrative services to the Funds. For these services, Stephens is entitled to receive a monthly fee at the annual rate of 0.03% of each of the Fund's average daily net assets.

The Board of Trustees has approved a change in fund administrative duties. Effective May 1, 1997, WFB will become Administrator to the Trust on behalf of the Funds and Stephens will become Co-Administrator to the Trust on behalf of the Funds. WFB and Stephens will be entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

WAIVED FEES AND REIMBURSED EXPENSES

The following amounts of fees and expenses have been waived and/or reimbursed for the year ended December 31, 1996:

                                                                                    Waived Fees and
                                                                                       Reimbursed
                                                               Waived Fees              Expenses
                            FUND                                  by WFB              by Stephens             Total
---------------------------------------------------------------------------------------------------------------------
Asset Allocation............................................     $ 43,876               $     0              $ 43,876
Growth and Income...........................................      109,481                     0               109,481
Money Market................................................       63,235                 4,176                67,411
U. S. Government Allocation.................................       35,951                11,301                47,252

--------------------------------------------------------------------------------

Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

All of the officers and one of the directors of the Trust are also officers of Stephens. As of December 31, 1996, Stephens owned 3,182 shares of the Asset Allocation Fund; 2,693 shares of the Growth and Income Fund; 28,367 shares of the Money Market Fund and 2,948 shares of the U.S. Government Allocation Fund.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the year ended December 31, 1996 were as follows:

                                                                  Asset              Growth and            U.S. Government
                                                               Allocation              Income                Allocation
             AGGREGATE PURCHASES AND SALES OF:                    Fund                  Fund                    Fund
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
  Purchases at cost                                            $25,635,509           $         0               $30,724,328
  Sales proceeds                                                   708,094                     0                13,059,504
OTHER SECURITIES:
  Purchases at cost                                                      0            34,021,000                         0
  Sales proceeds                                                         0            17,592,246                         0
-------------------------------------------------------------------------------------------------------------------------

The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

4.   CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of beneficial interests. Capital share transactions for each of the Funds for the years ended December 31, 1996 and 1995 are disclosed in detail in the Statements of Changes in Net Assets.

                              LIFE & ANNUITY TRUST
                          FILE NOS. 33-70988; 811-8118

                                     PART C
                               OTHER INFORMATION


Item 24.   Financial Statements and Exhibits.

     (a)   Financial Statements:

           The following audited financial statements for the Asset Allocation, Growth and Income, Money Market and U.S. Government Allocation Funds are included in Part B, Item 23:

           Portfolio of Investments - December 31, 1996
           Statement of Assets and Liabilities - December 31, 1996
           Statement of Operations for the year ended December 31, 1996 Statements of Changes in Net Assets for the year ended December 31, 1996
           Financial Highlights for the year ended December 31, 1996
           Notes to the Financial Statements - December 31, 1996


     (b)   Exhibits:


Exhibit
Number                               Description
-------                              -----------
 1(a)      -  Declaration of Trust, filed herewith.

 1(b)      -  Amendment No. 1 to the Declaration of Trust, filed herewith.

 2         -  By-Laws, filed herewith.

 3         -  Not applicable

 4         -  Not applicable


 5(a)(i)   -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
              Asset Allocation Fund and U.S. Government Allocation Fund,
              filed herewith.

 5(a)(ii)  -  Sub-Advisory Contract with BZW Barclays Global Fund Advisors on behalf of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 3 filed on April
              26, 1996.

 5(a)(iii) -  Sub-Advisory Contract with BZW Global Fund Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 3 filed on April 26,
              1996.

    5(b)      -  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                 Growth and Income Fund and the Money Market Fund, filed
                 herewith.

    6(a)      -  Distribution Agreement with Stephens Inc. on behalf of each
                 Fund, incorporated by reference to Post-Effective Amendment
                 No. 2, filed herewith.

    6(b)      -  Participation Agreement with American Skandia Life Assurance
                 Corporation, incorporated by reference to Post-Effective
                 Amendment No. 2, filed herewith.

    7         -  Not applicable

    8(a)      -  Custody Agreement with Wells Fargo Institutional Trust
                 Company, N.A. on behalf of the Asset Allocation Fund and the
                 U.S. Government Allocation Fund, incorporated by reference to
                 Post-Effective Amendment No. 2, filed on April 25, 1995.

    8(b)      -  Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Growth and Income Fund and the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 2, filed on April
                 25, 1995.

    9(a)      -  Administration Agreement with Stephens Inc. on behalf of the
                 Funds, incorporated by reference to Post-Effective Amendment
                 No. 2, filed on April 25, 1995.

    9(b)      -  Agency Agreement with Wells Fargo Bank, N.A. on behalf of the
                 Funds, incorporated by reference to Post-Effective Amendment
                 No. 2, filed on April 25, 1995.

    10        -  Opinion and Consent of Counsel, filed herewith.

    11        -  Consent of Independent Auditors, filed herewith.

    12        -  Not applicable


    13        -  Investment Letter, incorporated by reference to the
                 Registration Statement on Form N-1A, filed on October 28,
                 1993.

    14        -  Not applicable

    15        -  Not applicable

    16        -  Schedule of Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 2, filed on April
                 25, 1995.

    17        -  Powers of Attorney, incorporated by reference to the
                 Registration Statement on Form N-1A, filed on October 28,
                 1993.

    27.1      -  Financial Data Schedule for the Asset Allocation Fund, filed herewith.

    27.2      -  Financial Data Schedule for the Growth and Income Fund, filed herewith.

    27.3      -  Financial Data Schedule for the Money Market Fund, filed herewith.

 27.4 - Financial Data Schedule for the U.S. Government Allocation Fund, filed herewith.


 Item 25.  Persons Controlled by or Under
           Common Control with Registrant.

           No person is controlled by or under common control with Registrant.


 Item 26.  Number of Holders of Securities.



           As of April 1, 1997 the number of record holders of each class of securities of the Registrant was as follows:



           Title of Class                    Number of Record Holders
           --------------                    ------------------------

   The Asset Allocation Fund                            3

   The Growth and Income Fund                           2

   The Money Market Fund                                2

   The U.S. Government Allocation Fund                  2




Item 27.   Indemnification.

           Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its four Funds. In addition, the Trustees are empowered under Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.


Item 28.   Business and Other Connections
           of Investment Adviser.

           Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, serves as investment adviser to all of the Registrant's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

           To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.



Name and Position    Principal Business(es) and Address(es)
at Wells Fargo Bank  During at Least the Last Two Fiscal Years
-------------------  -----------------------------------------


H. Jesse Arnelle     Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director             455 Market Street
                     San Francisco, CA 94105


                     Director of FPL Group, Inc.
                     700 Universe Blvd.
                     P.O. Box 14000
                     North Palm Beach, FL 33408


Michael R. Bowlin    Chairman of the Board, Chief Executive Officer, Chief
                     Operating Officer and President of Atlantic Richfield Co.
                     (ARCO)
                     Highway 150
                     Santa Paula, CA  93060



Edward Carson        Chairman of the Board and Chief Executive Officer of
                     First Interstate Bancorp
                     633 West Fifth Street
                     Los Angeles, CA  90071

                     Director of Aztar Corporation
                     2390 East Camelback Road
                     Suite 400
                     Phoenix, AZ  85016

                     Director of Castle & Cook, Inc.
                     10900 Wilshire Blvd.
                     Los Angeles, CA  90024

                     Director of Terra Industries, Inc.
                     1321 Mount Pisgah Road
                     Walnut Creek, CA  94596



William S. Davila    President and Director of The Vons Companies, Inc.
Director             618 Michillinda Avenue
                     Arcadia, CA  91007

                     Officer of Western Association of Food Chains 825 Colorado Blvd. #203
                     Los Angeles, CA 90041

Rayburn S. Dezember  Director of CalMat Co.
Director             3200 San Fernando Road
                     Los Angeles, CA  90065

                     Director of Tejon Ranch Co.
                     P.O. Box 1000
                     Lebec, CA  93243

                     Director of Turner Casting Corp.
                     P.O. Box 1099
                     Cudahy, CA 90201

                     Director of The Bakersfield Californian
                     P.O. Box 440
                     1707  I  Street
                     Bakersfield, CA 93302

                     Director of Kern County Economic Development Corp. P.O. Box 1229
                     2700 M Street, Suite 225
                     Bakersfield, CA 93301

                     Chairman of the Board of Trustees of Whittier College 13406 East Philadelphia Avenue
                     P.O. Box 634
                     Whittier, CA 90608

Paul Hazen           Chairman of the Board of Directors
Chairman of the      and Chief Executive Officer of
Board of Directors   Wells Fargo & Company
                     420 Montgomery Street
                     San Francisco, CA  94105

                     Director of Pacific Telesis Group
                     130 Kearny Street
                     San Francisco, CA  94108

                     Director of Phelps Dodge Corp.
                     2600 North Central Avenue
                     Phoenix, AZ 85004

                     Director of Safeway Inc.
                     Fourth and Jackson Streets
                     Oakland, CA  94660

Robert K. Jaedicke   Accounting Professor and Dean Emeritus of
Director             Graduate School of Business, Stanford University
                     MBA Admissions Office
                     Stanford, CA  94305

                     Director of Homestake Mining Co.
                     650 California Street
                     San Francisco, CA 94108

                     Director of California Water Service Company
                     1720 North First Street
                     San Jose, CA 95112

                     Director of Boise Cascade Corp.
                     1111 West Jefferson Street
                     P.O. Box 50
                     Boise, ID  83728

                     Director of Enron Corp.
                     1400 Smith Street
                     Houston, TX  77002

                     Director of GenCorp, Inc.
                     175 Ghent Road
                     Fairlawn, OH  44333


Thomas L. Lee        Chairman and Chief Executive Officer of
                     The Newhall Land and Farming Company
                     10302 Avenue 7 1-2
                     Firebaugh, CA 93622

                     Director of Calmat Co.
                     501 El Charro Road
                     Pleasanton, CA 94588

                     Director of the Los Angeles Area Chamber of Commerce

                     Trustee of the California Institute of the Arts

                     Director of First Interstate Bancorp
                     633 West Fifth Street
                     Los Angeles, CA 90071


Ellen M. Newman      President of Ellen Newman Associates
Director             323 Geary Street,  Suite 507
                     San Francisco, CA 94102

                     Chair of Board of Trustees of
                     University of California at San Francisco Foundation 250 Executive Park Blvd., Suite 2000
                     San Francisco, CA  94143

                     Director of American Conservatory Theater
                     30 Grant Avenue
                     San Francisco, CA 94108

                     Director of California Chamber of Commerce
                     1201 K Street, 12th Floor
                     Sacramento, CA 95814

Philip J. Quigley    Chairman, Chief Executive Officer and
Director             Director of Pacific Telesis Group
                     130 Kearney Street, Rm. 3700
                     San Francisco, CA 94108

                     Director of Varian Associates
                     3050 Hansen Way
                     P.O. Box 10800
                     Palo Alto, CA 94303

Carl E. Reichardt    Director of Ford Motor Company
Director             The American Road
                     Dearborn, MI  48121

                        Director of Hospital Corporation of America,
                        HCA-Hospital Corp. of America
                        One Park Plaza
                        Nashville, TN  37203

                        Director of Pacific Gas and Electric Company
                        77 Beale Street
                        San Francisco, CA 94105

                        Director of Newhall Management Corporation
                        23823 Valencia Blvd.
                        Valencia, CA 91355

Donald B. Rice          President, Chief Operating Officer and Director of
Director                Teledyne, Inc.
                        2049 Century Park East
                        Los Angeles, CA  90067

                        Director of Vulcan Materials Company
                        One Metroplex Drive
                        Birmingham, AL  35209
                        Retired Secretary of the Air Force


Richard J. Stegemeier   Chairman (Emeritus) of Unocal Corp
                        44141 Yucca Avenue
                        Lancaster, CA 93534

                        Director of Foundation Health Corporation
                        166 4th
                        Fort Irwin, CA 92310

                        Director of Halliburton Company
                        3600 Lincoln Plaza
                        500 North Alcard Street
                        Dallas, TX 75201

                        Director of Northrop Grumman Corp.
                        1840 Century Park East
                        Los Angeles, CA 90067

                        Director of Outboard Marine Corporation
                        100 SeaHorse Drive
                        Waukegan, IL 60085

                        Director of Pacific Enterprises
                        555 West Fifth Street
                        Suite 2900
                        Los Angeles, CA 90031

                        Director of First Interstate Bancorp
                        633 West Fifth Street
                        Los Angeles, CA 90071


Susan G. Swenson        President and Chief Executive Officer of Cellular One
Director                651 Gateway Blvd.
                        San Francisco, CA 94080


David M. Tellep         Chairman of the Board and Chief Executive Officer of
                        Martin Lockheed Martin Corp
                        6801 Rockledge Drive
                        Bethesda, MD 20817

                        Director of Edison International and Southern California Edison Company
                        2244 Walnut Grove Ave.
                        Rosemead, CA 91770

                        Director of First Interstate
                        633 West Fifth Street
                        Los Angeles, CA 90071


Chang-Lin Tien          Chancellor of University of California at Berkeley
Director                UC at Berkeley
                        Berkeley, CA 94720

John A. Young           President, Director and Chief Executive Officer of
Director                Hewlett-Packard Company
                        3000 Hanover Street
                        Palo Alto, CA  94304

                        Director of Chevron Corporation
                        225 Bush Street
                        San Francisco, CA  94104

William F. Zuendt       President and Chief Operating Officer of
President               Wells Fargo & Company
                        420 Montgomery Street
                        San Francisco, CA  94105

                        Director of 3Com Corp.
                        5400 Bayfront Plaza
                        P.O. Box 58145
                        Santa Clara, CA  95052

                        Director of MasterCard International
                        888 Seventh Avenue
                        New York, NY 10106

                     Trustee of Golden Gate University
                     536 Mission Street
                     San Francisco, CA 94163

           Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds of the Trust and as adviser or sub-adviser to certain other open-end management investment companies.

           The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Asset Allocation and U.S. Government Allocation Funds, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.



Name and Position          Principal Business(es) During at
at BGFA                    Least the Last Two Fiscal Years
-------------------------  -------------------------------
Frederick L.A. Grauer      Co-Chairman and Director of BGFA and BGI
Co- Chairman and Director  45 Fremont Street, San Francisco, California  94105

Patricia Dunn              Co-Chairman and Director of BGFA and BGI
Co-Chairman and Director   45 Fremont Street, San Francisco, California  94105

Irving Cohen               Chief Financial Officer and Chief Operating Officer
Director                   of Barclays Bank PLC, New York Branch and Chief
                           Operating Officer of Barclays Group, Inc. (USA):
                           previously Chief Financial Officer of Barclays de
                           Zoete Wedd Securities Inc. (1994)
                           222 Broadway, New York, New York  10038

Andrea M. Zolberti         Chief Financial Officer of BGFA and BGI
Chief Financial Officer

           Prior to January 1, 1996, WFNIA served as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds of the Trust and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management of the Funds" in the Prospectus and "Management" in the Statement of Additional Information for the Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.

Item 29.  Principal Underwriters.

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., MasterWorks Funds Inc. (formerly, "Stagecoach Inc."), Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust and Master Investment Portfolio, which are registered open-end management investment companies, and has acted as principal underwriter for the Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies, and Nations Fund Trust, Nations Fund Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves (formerly, "The Capital Mutual Funds"), which are open-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

          (c) Not applicable.


Item 30. Location of Accounts and Records.

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser, administrator and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (c) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, to the Asset Allocation and U.S. Government Allocation Funds at 45 Fremont Street, San Francisco, California 94105.

          (d) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

Item 31.  Management Services.

          Other than as set forth under the captions "Management of the Funds" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 32.  Undertakings.

          (a)  Not Applicable.

          (b) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (c) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a trustee or trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by
               Section 16(c) of the Investment Company Act of 1940.

          (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 29th day of April 1997.


                                  LIFE & ANNUITY TRUST

                                  By: /s/Richard H. Blank, Jr.
                                      --------------------------------
                                      (Richard H. Blank, Jr.
                                      Secretary and Treasurer)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

     Signature                        Title
     ---------                        -----

                  *                   Trustee, Chairman and President
     ------------------------------   (Principal Executive Officer)
     (R. Greg Feltus)

     /s/ Richard H. Blank, Jr         Secretary and Treasurer
     -------------------------------
     (Richard H. Blank, Jr.)


                  *                   Trustee
     -------------------------------
     (Jack S. Euphrat)

                  *                   Trustee
     -------------------------------
     (Thomas S. Goho)

                  *                   Trustee
     -------------------------------
     (W. Rodney Hughes)

                  *                   Trustee
     -------------------------------
     (Robert M. Joses)

                  *                   Trustee
     -------------------------------
     (J. Tucker Morse)


April 29, 1997

*By: /s/Richard H. Blank, Jr.
     -------------------------
     (Richard H. Blank, Jr.)
     As Attorney-in-Fact

                              LIFE & ANNUITY TRUST
                          FILE NOS. 33-70988; 811-8118

                                 EXHIBIT INDEX


EXHIBIT NUMBER                            DESCRIPTION

EX-27.1         Financial Data Schedule - Asset Allocation Fund

EX-27.2         Financial Data Schedule - Growth and Income Fund

EX-27.3         Financial Data Schedule - Money Market Fund

EX-27.4         Financial Data Schedule - U.S. Government Allocation Fund

EX-99.B1(a)     Declaration of Trust

EX-99.B1(b)     Amendment No. 1 to the Declaration of Trust

EX-99.B2        By-Laws

EX-99.B5(a)(i)  Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Asset Allocation and U.S. Government Allocation Funds

EX-99.B5(b)     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                Growth and Income and Money Market Funds

EX-99.B6(a)     Distribution Agreement with Stephens Inc.

EX-99.B6(b)     Participation Agreement with American Skandia Life Assurance
                Corp.

EX-99.B9(b)     Agency Agreement with Wells Fargo Bank, N.A.

EX-99.B10       Opinion of Counsel - Morrison & Foerster LLP

EX-99.B11       Consent of Independent Auditors - KPMG Peat Marwick LLP